       AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 27, 1998
                                        REGISTRATION NO. 033-10675 AND 811-04935

________________________________________________________________________________

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                      [x]

                  PRE-EFFECTIVE AMENDMENT NO.                                [ ]

                  POST-EFFECTIVE AMENDMENT NO. 16                            [x]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940              [x]

                  AMENDMENT NO. 19                                           [x]
                            ------------------------



                               FIRST EAGLE TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



                            ------------------------

                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

              REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:
                                 (212) 698-3000
                            ------------------------

                                  ROBERT BRUNO
                       ARNHOLD AND S. BLEICHROEDER, INC.
                          1345 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10105
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            ------------------------

                                    COPY TO:
                            PAUL S. SCHREIBER, ESQ.
                              SHEARMAN & STERLING
                              599 LEXINGTON AVENUE
                            NEW YORK, NEW YORK 10022
                            ------------------------

     It is proposed that this filing will become effective (check appropriate box):


                [ ] immediately upon filing pursuant to paragraph (b);
                [x] on March 2, 1998 pursuant to paragraph (b);
                [ ] 60 days after filing pursuant to paragraph (a)(i);
                [ ] on (date) pursuant to paragraph (a)(i);
                [ ] 75 days after filing pursuant to paragraph (a)(ii);
                [ ] on (date) pursuant to paragraph (a)(ii) of Rule 485.


     If appropriate, check the following box:

                [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
                            ------------------------

     PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940, REGISTRANT HAS PREVIOUSLY REGISTERED AN INDEFINITE NUMBER OF SHARES OF ITS COMMON STOCK, PAR VALUE $.01 PER SHARE. THE REGISTRANT LAST FILED A RULE 24f-2 NOTICE ON DECEMBER 30, 1997.

________________________________________________________________________________

     This Post-Effective Amendment No. 16 to the Registration Statement of the First Eagle Fund of America, Inc. is being filed pursuant to Rule 414(d) and Rule 485(b) under the Securities Act of 1933 as amended for the purpose of adopting in its entirety Post-Effective Amendment No. 16 under the Securities Act of 1933 and Amendment No. 19 under the Investment Company Act of 1940 as the Registration Statement of the First Eagle Trust.



     This Post-Effective Amendment will become effective at the start of business on March 2, 1998, which is the first business date after the Agreement and Plan of Conversion and Termination will be effective, and the First Eagle Fund of America, Inc. and the First Eagle International Fund, Inc. will each be reorganized as a separate series of the First Eagle Trust.



     The First Eagle Trust hereby affirmatively adopts in its entirety the Registration Statement (File Nos. 033-10675 and 811-0935) of the First Eagle Fund of America, Inc.

PROSPECTUS
March 2, 1998


                               FIRST EAGLE TRUST

     FIRST EAGLE TRUST (the 'Trust') is a registered investment company, a 'mutual fund,' that offers investors two investment alternatives, First Eagle Fund of America and First Eagle International Fund, each a separate series or portfolio of the Trust.


     FIRST EAGLE FUND OF AMERICA is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. First Eagle Fund of America will seek to achieve its objective by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities.



     FIRST EAGLE INTERNATIONAL FUND is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. First Eagle International Fund will seek to achieve its objective by investing primarily in foreign stocks and to a lesser extent in debt and domestic equity securities.



     First Eagle Fund of America and First Eagle International Fund (the 'Funds') invest in securities of companies that appear to be undervalued relative to their overall financial and managerial strength. There can be no assurance that the Funds' objectives will be achieved.


     This Prospectus provides information about the Funds that a prospective investor should know before investing. Additional information has been filed with the Securities and Exchange Commission in a Statement of Additional Information, dated March 1, 1998, which information is incorporated herein by reference and may be obtained without charge by writing to the Funds' Transfer Agent, BISYS Fund Services, Inc., P.O. Box 182497, Columbus, Ohio 43218-2497, or by calling (800) 451-3623.
                            ------------------------

           Investors are urged to read this Prospectus and retain it
                             for future reference.
                            ------------------------

                    ARNOLD AND S. BLEICHROEDER ADVISERS, INC.

                            ------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
 EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION  NOR  HAS THE
    SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
      PASSED  UPON  THE ACCURACY  OR  ADEQUACY OF  THIS PROSPECTUS. ANY
           REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                            ------------------------
                               TABLE OF CONTENTS



                                                                   PAGE
                                                                   ----
Highlights.......................................................    3

Summary of Expenses..............................................    6

Financial Highlights.............................................    7

Investment Objectives and Policies and Risk Factors..............    9

Management of the Funds..........................................   14

Portfolio Transactions and Brokerage.............................   16

Net Asset Value..................................................   17

How to Purchase Shares...........................................   18

How to Redeem Shares.............................................   20

Distributions and Taxes..........................................   22

Organization and Description of Stock............................   25

How the Funds Calculate Performance..............................   25

Reports to Shareholders..........................................   26

Custodian and Transfer and Dividend Disbursing Agent.............   26





     NO DEALER, SALES REPRESENTATIVE OR ANY OTHER PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED HEREIN, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE TRUST, THE ADVISER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER BY THE TRUST, BY ITS ADVISER OR BY ITS DISTRIBUTOR TO SELL, OR A SOLICITATION OF ANY OFFER TO BUY, ANY OF THE SECURITIES OFFERED HEREBY IN ANY JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH OFFER IN SUCH JURISDICTION.

                                   HIGHLIGHTS

                             INVESTMENT OBJECTIVES


     First Eagle Fund of America is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. It seeks to achieve its objective by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Under normal circumstances, at least 65% of First Eagle Fund of America's assets will be invested in domestic securities.



     First Eagle International Fund is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. It seeks to achieve its objective by investing primarily in foreign stocks and to a lesser extent in debt and domestic equity securities. Under normal circumstances, at least 65% of First Eagle International Fund's assets will be invested in foreign securities.


     Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser') invests the assets of the Funds in securities of companies that appear to be undervalued relative to their overall financial and managerial strength. The Adviser follows the investment strategy of investing in securities with 'intrinsic values' which are not generally recognized by the market. There can be no assurance that the Funds' objectives will be achieved. See 'Investment Objectives and Policies and Risk Factors.'

                                  RISK FACTORS


     First Eagle International Fund invests in securities of foreign companies and governments which involve certain risks including the possibility of currency exchange rate fluctuations, revaluation of currencies, less publicly available information about foreign companies, different accounting, auditing and financial reporting standards, less stringent securities regulation, non-negotiable brokerage commissions, different tax provisions, political or social instability and war or expropriation. Moreover, foreign stock and bond markets generally are not as developed or efficient as those in the United States, and securities trading volume and liquidity can be less and price volatility greater than in U.S. markets. Settlement of securities trades on foreign markets often takes longer than in U.S. markets. These risks generally are of greater concern in developing countries.



     First Eagle Fund of America and First Eagle International Fund may purchase or sell put and call options and may use financial and currency futures contracts and other types of derivative transactions for hedging purposes. The Funds may invest in securities on a when-issued basis, lend their portfolio securities, enter into repurchase agreements, and engage in short sales and arbitrage transactions. All these investment techniques and instruments involve risks associated with such investments. The Funds may borrow for securities purchases and for temporary or emergency purposes. Borrowing for securities purchases is called leveraging.


     As non-diversified mutual funds, the Funds may have a greater investment concentration in some securities than a diversified mutual fund. See 'Investment Objective and Policies and Risk Factors' in the Prospectus and 'Additional Investment Information' in the Statement of Additional Information.

                                   MANAGEMENT


     The Adviser serves as the Funds' investment adviser and is compensated for its services. First Eagle Fund of America pays the Adviser a monthly fee at the annual rate of 1.00% of its average daily net assets for its services. First Eagle International Fund pays the Adviser a monthly fee at the annual rate of 1.00% of its average daily net assets for its services. Arnhold and S. Bleichroeder, Inc. provides shareholder liaison services to shareholders of both Funds, which includes assistance with subscriptions, redemptions and other shareholder questions and other services for which it receives an annual fee of
 .25% of each Fund's average daily net assets, payable monthly. Arnhold and S. Bleichroeder, Inc. serves as the Funds' Distributor. See 'Management of the Funds.'


                               PURCHASE OF SHARES


     Shares of the Funds may be purchased at their net asset value next determined after receipt of an order in proper form with complete information. Each of the Funds provides investors with the option of purchasing either Class Y or Class C shares. Until March 2, 1998, the Funds issued only one class of common stock, which is now called Class Y shares.


     CLASS Y shares may be purchased at net asset value. There is no sales charge on purchases of Class Y shares.


     CLASS C shares may be purchased at net asset value and are subject to an annual 0.75% Rule 12b-1 distribution fee and a one year contingent deferred sales charge of 1.25%.

     The current initial minimum investment is $2,500, except the initial minimum investment for retirement plans and for employees of the Adviser and its affiliates is $500. Existing shareholders may establish or may direct new accounts with a minimum initial investment of $1,000.
All minimum investment amounts may be changed or waived by the Trust.


     Shares of the Funds may be purchased by submitting a completed Account Application and a check or money order payable to First Eagle Fund of America or First Eagle International Fund to: First Eagle Trust, P.O. Box 182497, Columbus, OH 43218-2497. See 'How to Purchase Shares.'

                                   LIQUIDITY

     Shares of the Funds may be redeemed at the net asset value next determined after receipt of a redemption request. See 'How to Redeem Shares.'

                           DIVIDENDS AND REINVESTMENT


     The Funds plan to pay dividends and distribute any net capital gains annually. All dividends and capital gains distributions will be reinvested in Shares of the respective Fund at net asset value, unless the stockholder elects to receive dividends and distributions in cash. See 'Distributions and Taxes.'

                              SUMMARY OF EXPENSES

                                               ANNUAL OPERATING EXPENSES
                                        (AS A PERCENTAGE OF AVERAGE NET ASSETS)
                                 ------------------------------------------------------
                                          CLASS Y                     CLASS C
                                 --------------------------  --------------------------
                                 FIRST EAGLE   FIRST EAGLE   FIRST EAGLE   FIRST EAGLE
                                   FUND OF    INTERNATIONAL    FUND OF    INTERNATIONAL
                                   AMERICA        FUND         AMERICA        FUND
                                 -----------  -------------  -----------  -------------

Management fees*................     1.00%         1.00%         1.00%         1.00%
12b-1 fees......................     None          None           .75%          .75%
Service fees....................      .25%          .25%          .25%          .25%
Other operating expenses........      .17%         1.05%          .17%         1.05%
                                    -----         -----           ---           ---
Total annual operating
  expenses......................     1.42%         2.30%         2.17%         3.05%
                                    -----         -----           ---           ---
                                    -----         -----           ---           ---

                                            SHAREHOLDER TRANSACTION EXPENSES
                                 ------------------------------------------------------
                                          CLASS Y                     CLASS C
                                 --------------------------  --------------------------
                                 FIRST EAGLE   FIRST EAGLE   FIRST EAGLE   FIRST EAGLE
                                   FUND OF    INTERNATIONAL    FUND OF    INTERNATIONAL
                                   AMERICA        FUND         AMERICA        FUND
                                 -----------  -------------  -----------  -------------

Maximum sales load..............     None          None          None          None
Maximum deferred sales load as
  percent of assets redeemed
  within first year of
  purchase......................     None          None          1.25%         1.25%
Redemption fee..................     None          None          None          None
Exchange fee....................     None          None          None          None

     You would pay the following expenses on a $1,000 investment, assuming a 5% annual return and a redemption at the end of each time period.

                    EXAMPLE                     1 YEAR  3 YEARS  5 YEARS  10 YEARS
----------------------------------------------- ------  -------  -------  --------

First Eagle Fund of America -- Class Y.........  $ 14     $45     $  78     $170
First Eagle Fund of America -- Class C.........  $ 35     $68     $ 116     $250
First Eagle International Fund -- Class Y......  $ 23     $72     $ 123     $264
First Eagle International Fund -- Class C......  $ 43     $94     $ 160     $336

     The purpose of these tables is to assist the investor in understanding the various costs and expenses that an investor in the Funds will bear directly or indirectly. The percentages are based on the Funds' actual expenses for the fiscal period ended October 31, 1997 adjusted for the lower investment management fees currently in effect. See 'Management of the Funds' below and 'Adviser' in the Statement of Additional Information. The example should not be considered a representation of future expenses which may be more or less than those shown.
------------

     * The Funds' investment advisory fees were reduced to the annual rate of 1.00% of average daily net assets on the close of business on February 27, 1998.

                              FINANCIAL HIGHLIGHTS

     The following information has been audited by KPMG Peat Marwick LLP, independent auditors whose report thereon appears in the Funds' Annual Reports dated October 31, 1997. This information should be read in conjunction with the financial statements, the notes thereto and the independent auditors' report which appears in the Statement of Additional Information. Through February 28, 1998, the Funds only issued one class of common stock which is now called Class Y shares.


                         FIRST EAGLE INTERNATIONAL FUND
    FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                                     FOR THE PERIOD     FOR THE YEAR ENDED
                                                                                   JANUARY 1, 1997 TO      DECEMBER 31,
                                                                                      OCTOBER 31,      ---------------------
                                                                                          1997            1996       1995
                                                                                   ------------------  ----------  ---------
Net asset value, beginning of period..............................................       $15.04          $13.38     $ 12.37
    INCOME FROM INVESTMENT OPERATIONS
    Net investment loss...........................................................        (0.12)          (0.16)      (0.13)
    Net gains (losses) on securities (both realized and unrealized)...............         1.25            2.29        1.57
                                                                                         ------        ----------  ---------
        Total from investment operations..........................................         1.13            2.13        1.44
                                                                                         ------        ----------  ---------
    LESS DISTRIBUTIONS
    Dividends (from net investment income)........................................      --                --          --
    Distributions (from capital gains)............................................      --                (0.47)      (0.43)
                                                                                         ------        ----------  ---------
        Total distributions.......................................................      --                (0.47)      (0.43)
                                                                                         ------        ----------  ---------
Net asset value, end of period....................................................       $16.17          $15.04     $ 13.38
                                                                                         ------        ----------  ---------
                                                                                         ------        ----------  ---------
Total return*.....................................................................          7.5%'D'D'      15.9%       11.6%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)...........................................      $36,320         $32,105     $22,421
Ratio of expenses to average net assets(1)........................................         2.25%'D'        2.90%       3.10%
Ratio of net investment loss to average net assets................................         (1.0)%'D'       (1.1)%      (1.1)%
Portfolio turnover rate...........................................................           54%            101%        166%
Average commission rate paid on portfolio security purchases and sales
  transactions(2).................................................................        $0.04           $0.03       --

                                                                                    APRIL 4, 1994**
                                                                                        THROUGH
                                                                                     DECEMBER 31,
                                                                                         1994
                                                                                    ---------------
Net asset value, beginning of period..............................................      $ 12.50
    INCOME FROM INVESTMENT OPERATIONS
    Net investment loss...........................................................        (0.02)
    Net gains (losses) on securities (both realized and unrealized)...............        (0.11)
                                                                                         ------
        Total from investment operations..........................................        (0.13)
                                                                                         ------
    LESS DISTRIBUTIONS
    Dividends (from net investment income)........................................      --
    Distributions (from capital gains)............................................      --
                                                                                         ------
        Total distributions.......................................................      --
                                                                                         ------
Net asset value, end of period....................................................      $ 12.37
                                                                                         ------
                                                                                         ------
Total return*.....................................................................         (1.0)%'D'D'
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000 omitted)...........................................      $20,152
Ratio of expenses to average net assets(1)........................................         2.00%'D'
Ratio of net investment loss to average net assets................................         (0.3)%'D'
Portfolio turnover rate...........................................................          170%
Average commission rate paid on portfolio security purchases and sales
  transactions(2).................................................................      --

 * Past performance is not predictive of future performance.

 ** Commencement of investment operations.

 'D' Annualized.

'D'D' Total return not annualized.

(1) The Adviser has waived part of its fees for the period from January 1, 1997 to October 31, 1997. If such fees were not waived, the net investment loss and expense ratio would have been $(.18) and 2.80%'D', respectively. In addition, during the period from January 1, 1997 to October 31, 1997 and for the year ended December 31, 1996, the Fund earned credits from the custodian which reduced service fees incurred. If the credits are taken into consideration, the expense ratios are 2.25%'D' and 2.90%, respectively.

(2) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate per share for trades on which commissions are charged.

     Further information regarding First Eagle International Fund's performance is contained in the annual report, a copy of which may be obtained without charge.

                          FIRST EAGLE FUND OF AMERICA
    FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT THE PERIODS INDICATED

                                                                  FOR THE YEAR ENDED OCTOBER 31,
                                 ------------------------------------------------------------------------------------------------
                                  1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value per share,
  beginning of year...........   $17.97    $16.28    $15.45    $16.53    $13.36    $12.35    $10.35    $14.04    $11.65    $ 9.17
INCOME FROM INVESTMENT
  OPERATIONS
Net investment income
  (loss)......................    (0.06)    (0.04)    (0.04)    (0.12)    (0.22)    (0.15)     0.09      0.16      0.16     (0.03)
Net gains (losses) on
  securities (both realized
  and unrealized).............     5.31      4.08      2.87      0.66      4.56      1.98      2.20     (2.34)     2.57      2.58
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total from investment
  operations..................     5.25      4.04      2.83      0.54      4.34      1.83      2.29     (2.18)     2.73      2.55
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
LESS DISTRIBUTIONS
Dividends (from net investment
  income).....................     --        --        --        --        --       (0.08)    (0.29)    (0.11)     --       (0.07)
Distributions (from capital
  gains)......................    (2.63)    (2.35)    (2.00)    (1.62)    (1.17)    (0.74)     --       (1.40)    (0.34)     --
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total distributions...........    (2.63)    (2.35)    (2.00)    (1.62)    (1.17)    (0.82)    (0.29)    (1.51)    (0.34)    (0.07)
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Net asset value, end of
  year........................   $20.59    $17.97    $16.28    $15.45    $16.53    $13.36    $12.35    $10.35    $14.04    $11.65
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
                                 ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
Total return*.................     31.0%     27.1%     21.6%      3.8%     35.2%     16.0%     22.7%    (17.7)%    24.2%     28.0%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000
  omitted)....................   $254,438  $163,403  $134,350  $120,516  $107,344  $76,599   $74,279   $66,730   $83,620   $54,271
Ratio of expenses to average
  assets(1)...................      1.7%      1.8%      1.9%      1.9%      2.9%      3.0%      2.0%      1.1%      2.0%      3.3%
Ratio of net investment income
  (loss) to average net
  assets......................     (0.3)%    (0.2)%    (0.3)%    (0.7)%    (1.5)%    (1.0)%     0.8%      1.3%      1.3%     (0.2)%
Portfolio turnover rate.......        98%       93%       81%      125%      141%      145%      92%       72%       52%        55%
Average commission rate paid
  on portfolio security
  purchases and sales
  transactions(2).............    $0.05     $0.04      --        --        --        --        --        --        --        --

 * Past performance is not predictive of future performance.

(1) During the years ended October 31, 1997 and October 31, 1996, the Fund earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would remain at 1.7% and 1.8%, respectively.

(2) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate per share for trades on which commissions are charged.

     Further information regarding First Eagle Fund of America's performance is contained in the annual report, a copy of which may be obtained without charge.

                       INVESTMENT OBJECTIVES AND POLICIES
                                AND RISK FACTORS




                          FIRST EAGLE FUND OF AMERICA



     The investment objective of First Eagle Fund of America is to seek capital appreciation. First Eagle Fund of America seeks to achieve its investment objective by pursuing a flexible investment strategy emphasizing investment in domestic stocks and to a lesser extent debt and foreign equity securities. First Eagle Fund of America intends to invest in equity securities, including common stocks, preferred stocks, convertible securities and warrants, and in debt securities of any maturity. First Eagle Fund of America may acquire debt securities when the Adviser believes that those securities present significant appreciation possibilities, pending investment in equity securities, or when market conditions warrant a defensive strategy. First Eagle Fund of America may purchase call and put options and sell covered call and covered put options on equity or debt securities and on stock indices, and, solely for bona fide hedging purposes, acquire positions in futures contracts and related options traded on a commodities exchange or board of trade. Under normal circumstances, at least 65% of First Eagle Fund of America's total assets will be invested in domestic securities.



                         FIRST EAGLE INTERNATIONAL FUND



     The investment objective of First Eagle International Fund is to seek capital appreciation. First Eagle International Fund seeks capital appreciation from a professionally managed portfolio of foreign stocks and to a lesser extent debt and domestic equity instruments. The amount of First Eagle International Fund's assets invested in equity and debt securities will vary depending on the Adviser's assessment of market conditions. First Eagle International Fund offers investors access to a geographically diverse portfolio, professional research and analysis of issuers and worldwide markets, and the ability to invest in foreign securities without having to make individual arrangements for brokers, safekeeping of securities and foreign currency dealings. First Eagle International Fund invests globally wherever the greatest opportunities exist in a variety of markets, including Europe, Latin America, the Pacific Basin and to a lesser extent the United States. Under normal circumstances, at least 65% of First Eagle International Fund's total assets will be invested in securities of foreign issuers, in at least three different countries.

                                   THE FUNDS


     Each of the Funds seeks to achieve its investment objective by investing in securities that are undervalued in their respective trading markets relative to their 'intrinsic value' as determined by the Adviser. The Adviser believes each Fund's exposure to loss may be limited by investing part or all of its assets in undervalued securities. A guiding principle in the Adviser's selection of investments for the Funds' portfolios is the consideration of common stocks as units of ownership in a business. Debt securities are considered if they are thought to be more attractive than equity alternatives. The Adviser's evaluation of prospective equity and debt investments generally will involve an analysis of the issuer's overall financial and managerial strength as indicated by factors such as cash flow, assets, earnings, market share, growth potential, stability and managerial personnel. In addition to its analysis of a company's growth potential, the Adviser also considers such factors as prospects for relative economic growth among geographic areas, expected levels of inflation and government policies influencing business conditions. The Adviser will consider both large, well established and small, unseasoned issuers. Investment income is of secondary importance in the selection of investments for the portfolios of the Funds but will be considered in relation to the total return expected thereon. The Funds may under certain circumstances invest in securities issued by other investment companies. If the Funds invest in such securities, investors may be subject to duplicate investment management or distribution fees.


     The Funds are non-diversified investment companies, and as such each Fund's assets may be invested in a limited number of issues. An investment in either Fund may therefore entail greater risks than an investment in a diversified investment company. There is no assurance that either Fund's investment objective will be achieved, and the investment objective may be changed by the Board of Trustees without the vote of a majority of each Fund's outstanding voting securities.

                               SPECIAL SITUATIONS

     Many investments of the Funds may be characterized as 'special situations.' A special situation occurs when it appears that the market price of a particular security has the potential to appreciate significantly because of a development uniquely applicable to the issuer of that security, irrespective of general business conditions or market movements. Special situations may arise from liquidations, reorganizations, mergers, material litigation, technological breakthroughs, new

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

management, policy changes or other developments. Special situations may involve the risk that the anticipated development may occur later than expected or not at all, and may not have the desired effect on the market price of the security.

                                DEBT SECURITIES

     The Funds may invest in foreign and domestic money market instruments, including commercial paper, certificates of deposit, bankers' acceptances and other short-term debt obligations of foreign and domestic banks, provided those obligations are of 'high quality,' as determined by an unaffiliated nationally recognized statistical rating service, or are of comparable quality. The Funds also may invest in corporate bonds of foreign and domestic issuers and obligations issued or guaranteed by the U.S. Government, its instrumentalities, or its agencies, or the government of any other nation ('fixed-income securities'). Various factors affect the price of fixed-income securities, including the rating associated with a particular issue, the level of risk involved in various rated fixed-income securities, and the general level of interest rates. The price of fixed-income securities generally fluctuates inversely with interest rate movements.


     The risk of loss because of default by issuers of high yield bonds is significantly greater than other fixed-income securities because high yield bonds are generally unsecured and often are subordinated to other creditors of the issuer. Each Fund has no current intention of investing more than 5% of its net assets in high yield bonds. An economic downturn or a sustained period of rising interest rates could affect the ability of certain highly leveraged, high risk issuers to service their debt obligations or to repay their obligations upon maturity.


                        INVESTMENT IN FOREIGN SECURITIES


     Investing in foreign equity and debt securities presents certain risks in addition to those arising when investing in domestic securities. These risks include the possibility of currency exchange rate fluctuations, revaluation of currencies, less publicly available information about issuers, different accounting, auditing and financial reporting standards, less stringent securities regulation, non-negotiable brokerage commissions, different tax provisions, political or social instability and war or expropriation. Moreover, foreign stock and bond markets generally are not as developed and efficient as those in the United States, and, therefore, the volume and liquidity in those markets may be less, and the volatility of prices may be greater, than in U.S.

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


markets. Settlement of transactions on foreign markets may be delayed beyond what is customary in U.S. markets. The Funds may invest in developing countries considered to be emerging market countries by the World Bank. The risks associated with investment in foreign securities are generally greater in developing countries which may be subject to adverse political, social or diplomatic developments. To attempt to limit the risks of investing in foreign securities, the Funds may use hedging techniques.


                          CURRENCY FUTURES CONTRACTS/
                           FORWARD CURRENCY CONTRACTS


     The value of foreign investments denominated in their local foreign currencies will fluctuate in comparison to the U.S. dollar. As a way of managing currency exchange rate risk, the Funds may enter into currency futures contracts or forward currency contracts, which are agreements to purchase or sell foreign currencies at a specified price and date. The Funds will usually enter into these contracts to fix the U.S. dollar value of a security they have agreed to buy or sell. The Funds may also use these contracts to hedge the U.S. dollar value of a security they already own, particularly if they expect a decline in the value of the currency in which the foreign security is denominated. The success of such hedging strategies will depend on the Adviser's ability to predict future exchange rate differences between foreign currencies and the U.S. dollar.


                            DERIVATIVE TRANSACTIONS

     The Funds may invest in options, futures and swaps and related products which are often referred to as 'derivatives.' Derivatives may have a return that is tied to a formula based upon an interest rate, index, price of a security or other measurement. The Funds may use derivatives to augment their investment returns or to limit their investment risks, such as to hedge against, among other things, declines in the prices of portfolio securities. The use of derivatives for non-hedging purposes is speculative. Derivative transactions also subject a mutual fund to special considerations, such as the risk that a mutual fund will not be able to cancel its derivative contract when it may be opportune to do so and that the counterparty to the contract may not be able to fulfill its obligation thereunder.

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

                                    WARRANTS

     Each Fund may invest in warrants (in addition to those that have been acquired in units or attached to other securities) but does not currently intend to invest more than 5% of the value of its net assets (at the time of investment) in such warrants. A warrant is an option to purchase a specified quantity of equity or debt securities at a set price within a specific period of time.

                              ILLIQUID SECURITIES

     The Funds may invest up to 15% of their net assets (determined at the time of investment) in securities for which market quotations are not readily available, in repurchase agreements which have a maturity longer than seven days and in securities subject to restrictions on resale for which no adequate trading market exists.

                          OTHER INVESTMENT TECHNIQUES


     The Funds may lend their portfolio securities, invest in restricted securities, acquire securities on a when-issued basis, engage in short sales and in arbitrage transactions, and may enter into repurchase agreements and reverse repurchase agreements. The Funds may borrow for temporary or emergency purposes or to purchase portfolio securities. Borrowing to purchase portfolio securities increases both investment opportunity and investment risk. Each Fund is subject to certain investment restrictions, which are included in the Statement of Additional Information.


                               PORTFOLIO TURNOVER


     The portfolio turnover rate is, generally, the percentage computed by dividing the lesser of portfolio purchases and sales (excluding all securities, including options, whose maturities or expiration date at acquisition were one year or less) by the monthly average value of the portfolio. The portfolio turnover rates for First Eagle Fund of America were 98%, 93% and 81%, respectively, in the fiscal years ended October 31, 1997, 1996 and 1995. The portfolio turnover rates for First Eagle International Fund were 54%, 101% and 166%, respectively, in the fiscal period ended October 31, 1997, and the fiscal years ended December 31, 1996 and 1995. Higher portfolio turnover rates are likely to result in higher brokerage commissions and higher levels of realized capital gains than lower portfolio turnover rates.

                            MANAGEMENT OF THE FUNDS

                               BOARD OF TRUSTEES


     The business and affairs of the Funds are managed under the direction of the Trust's Board of Trustees. The Board of Trustees instructed the officers to make inquiries of the Funds' Adviser, Distributor, Custodian, and Transfer and Dividend Disbursing Agent regarding whether they expected to have their computer systems adjusted for the year 2000 transition. The Funds were informed that all these service providers expected that their systems would be compliant with the year 2000 issue prior to that time.


                                    ADVISER

     The Adviser, Arnhold and S. Bleichroeder Advisers, Inc., is a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc., which is a successor corporation to two German banking houses -- Gebr. Arnhold (Arnhold Brothers), founded in Dresden in 1864, and S. Bleichroeder, founded in Berlin in 1803. Arnhold and S. Bleichroeder, Inc. moved its operations to New York City in 1937 and since then has used its experience and worldwide contacts to provide asset management, global securities research and trading, and investment banking services to institutional clients both in the United States and abroad.

     The Adviser manages the Funds and is registered as an investment adviser under the Investment Advisers Act of 1940. Incorporated in 1987 under the laws of the State of Delaware, its corporate offices are located at 1345 Avenue of the Americas, New York, New York 10105.


     The Investment Advisory Agreement between the Trust and the Adviser effective February 27, 1998 was approved by the shareholders of the Funds and Board of Trustees of the Trust. Subject to the direction of the Trust's Board of Trustees, the Adviser is responsible for the management of each Fund's portfolio. The Adviser may consider analyses from various sources, including broker-dealers and futures commission merchants with which the Adviser does business. The portfolio managers are responsible for the day-to-day management of the Funds' portfolios.



     The Adviser is responsible for the continuous supervision of First Eagle Fund of America's portfolio. The Adviser has employment agreements with Harold
J. Levy and David L. Cohen to serve as portfolio managers for Fund of America. Messrs. Levy and Cohen are also the principal owners of Iridian Asset Management LLC ('Iridian'). Arnhold and S. Bleichroeder, Inc. owns 27.5% of Iridian, and pursuant to an operating agreement with Iridian does not direct or control the management, affairs or policies of Iridian. Harold J. Levy has been a portfolio manager of First Eagle Fund of America since its inception, and David
L. Cohen has been a portfolio manager of First Eagle Fund of America since 1989.



     The Adviser is responsible for the continuous supervision of First Eagle International Fund's portfolio. Arthur F. Lerner is a Senior Vice President of Arnhold and S. Bleichroeder, Inc., a portfolio manager of the Adviser and has been portfolio manager of First Eagle International Fund since its inception. Mr. Lerner has worked at Arnhold and S. Bleichroeder, Inc. since 1969 and manages various institutional global and international portfolios and off-shore funds, including a portion of Arnhold and S. Bleichroeder, Inc.'s profit sharing plan and trust. He is supported by a team of investment professionals.






     Pursuant to the Investment Advisory Agreement, First Eagle Fund of America pays the Adviser a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets. First Eagle International Fund pays the Adviser a monthly investment advisory fee at the annual rate of 1.00% of its average daily net assets.



                                  DISTRIBUTOR



     Arnhold and S. Bleichroeder, Inc., a registered broker-dealer, investment adviser and a member of the New York Stock Exchange and the National Association of Securities Dealers, Inc., serves as the distributor of the Funds' shares pursuant to a Distribution and Services Agreement. Arnhold and S. Bleichroeder, Inc. receives a fee at the annual rate of 0.25% of each Fund's average daily net assets, payable monthly, pursuant to a Distribution and Services Agreement to cover expenses incurred for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. Arnhold and S. Bleichroeder, Inc. also has separate agreements by which this services fee may be paid to other broker-dealers and qualified financial intermediaries for shareholder liaison services. The expenses related to distributing the Funds' Class Y shares are assumed by Arnhold and S. Bleichroeder, Inc.


     Arnhold and S. Bleichroeder, Inc. may make payments to dealers and other persons which distribute shares of the Funds. Such payments may be calculated by reference to the net asset value of shares sold by such persons or otherwise. Arnhold and S. Bleichroeder, Inc. also serves as the distributor of the Funds' Class C shares which are sold with a Rule 12b-1 distribution fee. For its services under the

Rule 12b-1 plan, each Fund pays a fee at the annual rate of 0.75% of its average daily net assets. Arnhold and S. Bleichroeder, Inc. pays broker-dealers and other financial services firms this distribution fee for sales of Class C share at the annual rate of 0.75% of net assets attributable to Class C shares. Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, New York 10105, is engaged in the investment advisory and securities underwriting and brokerage businesses.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE


     The Adviser is responsible for the selection of brokers, dealers and futures commission merchants to effect the Funds' portfolio transactions and the negotiation of brokerage commissions, if any. Orders may be directed to any broker, dealer or futures commission merchant, including Arnhold and S. Bleichroeder, Inc. to the extent and in the manner permitted by applicable law. Commissions are generally negotiable in the case of U.S. securities exchange transactions, but are generally fixed and higher than prevailing U.S. rates in the case of foreign exchange transactions.



     The Adviser, in placing orders for the purchase or sale of securities, options and futures for the Funds' portfolios, is required to give primary consideration to obtaining the most favorable price and efficient execution. The Adviser, to the extent consistent with the foregoing, will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of the Funds, the Adviser or the Adviser's other clients. Commission rates are established pursuant to negotiations with the executing party based on the quantity and quality of execution services provided in light of generally prevailing rates. As permitted by rules of the Securities and Exchange Commission, the Adviser may effect portfolio transactions for the Funds with Arnhold and S. Bleichroeder, Inc., only if the commissions, fees or other remuneration are reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers or dealers in connection with comparable transactions. The Board of Trustees has adopted procedures which are reasonably designed to assure that any commissions, fees or other remuneration received by Arnhold and S. Bleichroeder, Inc. for effecting portfolio transactions on the Funds' behalf is consistent with the foregoing standard. Portfolio securities may be purchased from any underwriting or selling group in which Arnhold and S. Bleichroeder, Inc. is a member, if the purchase is made in accordance with rules of the Securities and Exchange Commission

(the 'Commission'). The Board of Trustees has adopted procedures which are reasonably designed to assure compliance with those rules.

                                NET ASSET VALUE


     The net asset value per share is the net worth of each Fund (assets, including securities at market value, minus liabilities) divided by the number of shares outstanding. Each Fund shall compute the net asset value of its shares as of 15 minutes after the close of trading on the floor of the New York Stock Exchange, which is normally 4:00 p.m., New York time, on each day the New York Stock Exchange is open for business. The net asset value will not be computed on days on which no orders to purchase, sell or redeem a Fund's shares have been received or on days on which changes in the value of a Fund's portfolio securities do not affect net asset value.



     The net asset value per share will be determined on each day the New York Stock Exchange is open for business ('Business Day'). Currently, the New York Stock Exchange observes the following holidays: New Year's Day, Martin Luther King's Birthday, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.



     Any security for which the primary market is on a U.S. exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Foreign securities are valued on the basis of quotations from the primary market in which they are traded and translated from the local currency into U.S. dollars using current exchange rates. NASDAQ National Market System equity securities are valued at the last sale price or, if there was no sale on such day, at the mean between the bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Pricing based on market transactions in comparable securities and various relationships between securities is known as 'matrix' pricing. Other securities are valued at the mean between the bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Trustees determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Trust's Board of Trustees. The Board of Trustees may use a pricing service to value the Funds' securities, if any.



                             HOW TO PURCHASE SHARES



     Shares of each Fund may be purchased by submitting a signed and completed Account Application and a check or money order payable to First Eagle Funds to:
First Eagle Funds, P.O. Box 182497, Columbus, OH 43218-2497. To purchase shares with a Federal funds wire, fax a completed and signed application to the Trust at (614) 470-8702 and telephone (800) 451-3623 for wire instructions. Shares of the Funds also may be purchased through broker-dealers or financial services intermediaries. Investors may purchase either Class Y or Class C shares. If no designation is made, Class Y shares will be issued. The Trust does not issue share certificates, share ownership is recorded with the Transfer Agent. Through February 28, 1998, the Funds issued only one class of common stock, which is now called Class Y shares.



     The no-load Class Y shares of the Funds are offered without sales charges or commissions. The shares are issued at a net asset value after receipt of an order in the proper form with complete information. Transactions in Class Y shares made through brokers and qualified financial intermediaries may be subject to additional charges imposed by the brokers and financial intermediaries.



     Class C shares may be purchased from broker-dealers or other financial intermediaries for those investors who seek professional guidance and assistance. As compensation for the services they provide, intermediaries that distribute Class C shares, which are also offered at net asset value, will receive an annual Rule 12b-1 distribution fee of 0.75% of the average daily net assets of the Class C accounts. A contingent deferred sales charge of 1.25% applies if the shares are redeemed within the first year after purchase. Due to different expense ratios, Class Y and Class C shares may have different net asset values.



     The current minimum initial investment is $2,500, except the minimum initial investment for retirement plans and for employees of the Adviser or its affiliates is $500. Existing shareholders may establish or direct new accounts with a minimum initial investment of $1,000.

Subsequent investments are subject to a $100 minimum, except retirement accounts which have no minimum. The current minimum initial and subsequent investment amounts may be changed by the Board of Trustees at any time. Transactions in shares of the Funds made through brokers and qualified financial intermediaries may be subject to service charges imposed by the brokers and financial intermediaries. Investors should provide the information required by an IRS Form W-9 to avoid backup withholding taxes.



     Investments in the Funds may be made on each Business Day the New York Stock Exchange is open. Shares are purchased at the net asset value per share next determined after receipt of an order by or on behalf of the Funds with complete information and meeting all the requirements discussed in this Prospectus. The Funds may reject any purchase order for shares. Purchase orders which are not received in good order or paid for in a timely manner will not be accepted by the Funds and will be returned. The Trust reserves the right to suspend the sale of shares of the Funds to the public at any time in response to unusual or adverse conditions in the securities markets or otherwise.



     Orders for the purchase of shares of a Fund will be confirmed at a price based on the net asset value of that Fund next determined after receipt by the distributor, Arnhold and S. Bleichroeder, Inc., of an order accompanied by payment. However, orders received by dealers or other firms prior to the determination of net asset value and received by the distributor prior to the close of that day will be confirmed at a price based on the net asset value on that day ('trade day'). Dealers and other financial services firms are obligated to transmit orders promptly. When purchases are made by check, redemptions will not be allowed until clearance of the purchase check, which may take up to ten business days. Collection may take significantly longer for a check drawn on a foreign bank than for a check drawn on a domestic bank. In the event a check used to pay for shares of a Fund is not honored by a bank, the purchase order will be cancelled and the shareholder will be liable for any losses or expenses incurred by the Fund.



     Purchases and sales of the Funds should be made for long-term investment purposes. The Funds and the Distributor reserve the right to restrict purchases (including exchanges) when a pattern of frequent purchases and sales are made in response to short-term fluctuations in the share price of the Funds.

     AUTOMATIC INVESTMENT PLAN. With the required minimum initial investment, regular investments of $100 or more per transaction may be made through an Automatic Investment Plan by making deductions from bank savings or checking accounts.



     New shareholders electing to start automatic investment plans should complete the appropriate section of the account application. Current shareholders may begin an automatic investment plan by sending a signed letter with a signature guarantee and a deposit slip or a voided check to First Eagle Funds, P.O. Box 182497, Columbus, OH 43218-2497.


                              HOW TO REDEEM SHARES

                                   REDEMPTION


     Shares of the Funds can be redeemed for cash at the next determined net asset value. Class C shares redeemed within the first year after purchase are subject to a contingent deferred sales charge of 1.25%. If shares are held in non-certificate form, a written request for redemption signed by the stockholder(s) exactly as the account is registered is required unless the telephone redemption privilege has been established. If certificates are held by the stockholder(s), the certificates, signed in the name(s) shown on the face of the certificates, must be returned to be redeemed. The certificates may be signed either on their reverse side or on a separate stock power. If redemption is requested by a corporation, partnership, trust or fiduciary, written evidence of authority acceptable to the Funds' Transfer Agent must be submitted before such request will be accepted.



     The redemption price is the net asset value per share next determined after the request for redemption is received in good order by the Funds' Transfer Agent. Redemption proceeds for shares purchased by check or the Automatic Investment Plan will be held until the purchase payment has cleared, which may take up to ten Business Days. Signature(s) on redemption requests, certificates or stock powers must be guaranteed by a commercial bank, trust company, credit union, savings association or qualified broker or dealer. The Funds may change the signature guarantee requirements from time to time.



     Payment instructions may be given to the Funds either on the account application form or in a letter to the Funds which is signature guaranteed for all redemptions of $5,000 or more. If you do not provide payment instructions for the proceeds of a redemption, a check will be sent to the address of record.


     TELEPHONE REDEMPTION ORDERS. Shareholders may redeem shares of the Funds by calling (800) 451-3623 on any Business Day. The redemption will be executed at the net asset value per share next determined after receipt of instructions by or on behalf of the Funds with complete information and meeting all the requirements discussed in this prospectus. Stockholders will be required to provide proper identification and verification of account information. For redemptions over $100,000, it may be necessary for other pertinent information to be verified to confirm the identity of the stockholder. Payment for redeemed shares will normally be wired in Federal funds on the next Business Day in accordance with pre-authorized banking instructions on the account application or a check will be mailed to the address of record.



     The Funds will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Neither the Funds nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone and believed to be genuine, and any loss therefrom will be borne by the investor. Telephone calls may be recorded for your protection.


                              REDEMPTION PAYMENTS


     Payment for shares presented for redemption will ordinarily be made by check within seven days after receipt by the Transfer Agent of the certificate and/or written request in proper order. Payment may be postponed or the right of redemption suspended at times (a) when the New York Stock Exchange (the 'Exchange') is closed for other than customary weekends and holidays, (b) when trading on the Exchange is restricted, (c) when an emergency exists as a result of which disposal by either Fund of its securities is not reasonably practicable or it is not reasonably practicable to determine the Funds' net asset value or (d) during any other period when the Commission, by order, so permits, provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (b), (c) or (d) exist.

                             INVOLUNTARY REDEMPTION


     In order to reduce expenses, the Funds may redeem all the shares of any stockholder whose account due to redemptions has a net asset value of $500 or less. The Fund will give shareholders whose shares are to be redeemed 60 days' prior written notice so that the shareholder may purchase sufficient additional shares to avoid such a redemption.


                               EXCHANGE PRIVILEGE


     Shareholders of Class Y and Class C shares may exchange their shares for the corresponding class of the other series of First Eagle Trust. Thus, Class Y shares of First Eagle Fund of America and First Eagle International Fund may be exchanged for each other at their relative net asset values, and Class C shares of First Eagle Fund of America and First Eagle International Fund may be exchanged for each other at relative net asset values without a contingent deferred sales charge. However, Class C shares are still subject to a contingent deferred sales for a one year period from the date of the original purchase. The exchange privilege is limited to six exchanges within any twelve month period. Shareholders may exchange their shares by calling (800) 451-3623.


                            DISTRIBUTIONS AND TAXES

     Each Fund expects to declare an annual dividend of net investment income and an annual distribution of capital gains, but each Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the 'Internal Revenue Code'), and in all events in a manner consistent with the provisions of the Investment Company Act of 1940. Dividends and distributions will be paid in additional shares based on the net asset value at the close of business on the record date, or such other date as the Board of Trustees may determine, unless the stockholder elects in writing not less than five full business days prior to the record date to receive such distributions in cash. The Funds will notify stockholders annually as to both the dollar amount and the taxable status of that year's dividends and distributions. Because Class C Shares have 12b-1 fees, dividends on Class Y Shares will be higher than dividends on Class C Shares.

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


     Each Fund intends to qualify as a regulated investment company for federal income tax purposes so long as, in management's view, such qualification is in the shareholders' interest. Each Fund intends to distribute all of its net investment income and net capital gains so as to be relieved of corporate federal taxes. Distributions of net investment income and short-term capital gains are taxed as dividends, subject to a maximum federal rate of 39.6% for noncorporate taxpayers. All or a portion of dividends paid by First Eagle Fund of America may qualify for the 70 percent dividends received deduction available to certain corporate shareholders. For noncorporate taxpayers, distributions of gains realized upon the sale of capital assets held more than 18 months are subject to a maximum tax rate of 20% (10% for individuals in the 15% tax bracket). Distributions of gains realized upon the sale of capital assets held more than 12 months but not more than 18 months are subject to a maximum tax rate of 28% (15% for individuals in the 15% tax bracket). Distributions are taxable when paid, whether taken in cash or reinvested except that distributions declared in November and December and paid in January are taxable as if paid on December 31st. Any loss realized by a shareholder upon the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions of capital gain with respect to assets held more than one year during such six-month period.



     To the extent attributable to fluctuations in foreign currency exchange rates, gains or losses arising from (i) acquiring or incurring debt denominated in foreign currencies, (ii) accruing receivables or payables denominated in foreign currency prior to receipt or payment, and (iii) disposing of certain options, futures or forward contracts, will be treated as ordinary income or loss rather than capital gain or loss.



     Shareholders should receive by January 31 of each year, a statement showing the tax status of your distributions for the prior year and the proceeds of your redemptions (including exchanges), if any. When you sell your shares, their tax basis is the total of your cash investments plus distributions that have been reinvested, less any return of capital distributions. To assist you in determining your tax basis, please keep your year-end account statements with your other tax records.



     The foregoing is a summary of certain federal income tax consequences. Be sure to consult your own tax adviser to determine the precise effect of your investment in the Fund on your particular tax situation, and any state and local tax consequences.

     Federal tax rules require the Funds to withhold and remit to the U.S. Treasury 31% of ordinary income dividends, capital gain dividends and redemption proceeds on the accounts of certain stockholders who fail to furnish their tax identification numbers on IRS Form W-9 (or who fail to furnish IRS Form W-8 in the case of certain foreign stockholders) with the required certifications regarding the stockholder's status under the Internal Revenue Code.


     Either Fund, particularly International Fund, may qualify for and may make an election permitted under Section 853 of the Internal Revenue Code so that shareholders may be eligible to claim a credit or deduction on their federal income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid or incurred by either Fund to foreign countries (which taxes relate primarily to investment income). A Fund may make an election under Section 853, provided that more than 50% of the value of such Fund's total assets at the close of the taxable year consists of securities in foreign corporations, and such Fund satisfied the applicable distribution provisions of the Internal Revenue Code for the taxable year. The foreign tax credit available to shareholders is subject to certain limitations imposed by the Internal Revenue Code.


     If a Fund purchases the stock of 'passive foreign investment companies' ('PFICs'), such Fund will be subject to tax under one of three regimes. Under the default regime, gain on the sale of PFIC stock and certain 'excess distributions' are treated as ordinary income and subject to an interest charge. If the PFIC provides certain information and such Fund makes an election, it may elect to include its pro rata share of the PFIC's capital gains and ordinary income currently even if not distributed. In taxable years beginning after December 31, 1997, a Fund may mark to market its PFIC shares if it is eligible to do so and elects to do so; any resulting gain will be ordinary income and losses will be ordinary losses to the extent of any ordinary income previously recognized on such PFICs by such Fund.



     A shareholder who is a nonresident alien or foreign entity generally will not be subject to federal income tax on capital gain dividends or on any capital gain realized on a redemption of shares, provided that (i) such gains are not effectively connected with the conduct by the shareholder of a trade or business in the United States, (ii) in the case of an individual, the stockholder is not physically present in the United States for 183 days or more during the taxable year and (iii) the shareholder has furnished an IRS Form W-8 with the required certifications regarding the shareholder's foreign status under the Internal Revenue Code. Other distributions may be subject to U.S.

tax. In particular, dividend distributions which are not effectively connected with a trade or business in the United States will be subject to a 30% U.S. withholding tax under the existing provisions of the Internal Revenue Code applicable to foreign individuals and entities unless a reduced rate of withholding exemption is provided under an applicable treaty. Non-U.S. stockholders are urged to consult their own tax advisers concerning the applicability of U.S. tax. See 'Taxes' in the Statement of Additional Information.

     The foregoing discussion is intended only as a brief discussion of the federal income tax consequences of an investment in shares of a Fund. Distributions may also be subject to state, local or foreign taxes. Stockholders are urged to consult their own tax advisers regarding specific questions as to federal, state, local or foreign taxes.


                     ORGANIZATION AND DESCRIPTION OF STOCK



     First Eagle Fund of America was incorporated in Maryland on December 11, 1986. First Eagle International Fund was incorporated in Maryland on October 7, 1993. The Funds were reorganized as Series of the Trust on February 27, 1998. The Trust is authorized to issue an unlimited number of shares in separate Series and Classes. Shares of the Funds, when issued, are fully paid, nonassessable, fully transferable and redeemable at the option of the stockholder. Shares are also redeemable at the option of the Funds under certain circumstances as described above under 'How to Redeem Shares.' There are no conversion, preemptive or other subscription rights. In the event of liquidation, each share of a Fund is entitled to its portion of that Fund's assets after all debt and expenses have been paid. The shares of the Funds do not have cumulative voting rights for the election of Trustees.


                      HOW THE FUNDS CALCULATE PERFORMANCE

     From time to time, the Funds may advertise investment performance in terms of total return. Each Fund may further compare its performance to various published indices which are widely used as benchmarks. Each Fund may also compare its performance to rankings prepared by Lipper Analytical Services, Inc. or Morningstar, Inc., each a widely recognized independent service which monitors and ranks the performance of mutual funds, and to rankings prepared by other national financial publications. A Fund's total return shows how much an investment in such Fund would have increased (or decreased) over a specified period of time assuming the reinvestment of all distributions

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

and dividends on the reinvestment dates during the period and deducting all recurring fees. The aggregate total return reflects actual performance over a stated period of time. A Fund's average annual total return demonstrates the hypothetical rate of return of a hypothetical investment if performance had been constant over the stated period of time. Total return information may be useful in reviewing investment performance and for providing a basis for comparison with other investment alternatives. Performance figures are based upon historical results and are not intended to indicate future performance. Further performance information is contained in the annual report to stockholders.


                            REPORTS TO SHAREHOLDERS



     The Funds will send shareholders annual, semiannual and quarterly reports, without charge. The Trust's annual reports will contain performance information about each Fund, as well as financial statements audited by the Trust's independent accountants.



     The Transfer Agent will send each shareholder of record a statement showing transactions in the shareholder's account, the total number of shares owned and any dividends or distributions paid. These statements will normally be mailed within five business days after a transaction occurs. The Transfer Agent will also send each shareholder of record a quarterly statement of the shareholder's account.



     Shareholder inquiries should be addressed to First Eagle Funds, P.O. Box 182497, Columbus, OH 43218-2497, or by telephoning (800) 451-3623.


                           CUSTODIAN AND TRANSFER AND
                           DIVIDEND DISBURSING AGENT

     The Bank of New York, 48 Wall Street, New York, NY 10286, serves as Custodian for the Trust and each of the Funds. BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, OH 43219 serves as Transfer and Dividend Disbursing Agent for the Trust. In those capacities, both The Bank of New York and BISYS Fund Services, Inc. maintain certain books and records pursuant to agreements with the Trust.

                               FIRST EAGLE TRUST
                      STATEMENT OF ADDITIONAL INFORMATION
                              DATED MARCH 1, 1998

     FIRST EAGLE TRUST (the 'Trust') is a registered investment company, a 'mutual fund,' that offers investors two investment alternatives, First Eagle Fund of America and First Eagle International Fund.


     The Trust's address is 1345 Avenue of the Americas, New York, New York 10105, and its telephone number is (212) 698-3000 or (888) 482-5667.



     FIRST EAGLE FUND OF AMERICA is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. First Eagle Fund of America will seek to achieve its objective by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities. Normally at least 65% of First Eagle Fund of America's assets will be invested in domestic securities.



     FIRST EAGLE INTERNATIONAL FUND is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. First Eagle International Fund will seek to achieve its objective by investing primarily in foreign stocks and to a lesser extent in debt and domestic equity securities. Normally at least 65% of First Eagle International Fund's assets will be invested in foreign securities.



     Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser') invests the assets of First Eagle Fund of America and First Eagle International Fund (collectively, the 'Funds' and individually, a 'Fund') in securities of companies that appear to be undervalued relative to their overall financial and managerial strength. The Adviser's investment strategy is to invest in securities with 'intrinsic values' which are not generally recognized by the market. There can be no assurance that the Funds' objectives will be achieved.



     This Statement of Additional Information is not a prospectus and should be read in conjunction with the Trust's Prospectus, dated March 1, 1998, a copy of which may be obtained from the Trust's Transfer and Dividend Disbursing Agent, BISYS Fund Services Inc., by writing to P.O. Box 182497, Columbus, OH 43218-2497, or by telephoning (800) 451-3623.


                            ------------------------


                                                                                             CROSS REFERENCE TO
                              TABLE OF CONTENTS                                    PAGE      PAGE IN PROSPECTUS
------------------------------------------------------------------------------     ----      -------------------
Organization and History......................................................        2               25
Additional Investment Information.............................................        2               11
Investment Restrictions.......................................................       11               11
Trustees, Officers and Principal Stockholders.................................       12               14
Adviser.......................................................................       15               14
Distributor...................................................................       16               15
Portfolio Transactions and Brokerage..........................................       16               16
Stockholder Investment Account................................................       19               18
Redemptions in Kind...........................................................       19               20
Taxes.........................................................................       19               22
Performance Information.......................................................       23               25
Custodian, Transfer and Dividend Disbursing Agent and
  Independent Auditors........................................................       23               26
Fund of America Financial Statements..........................................      F-1
International Fund Financial Statements.......................................     F-13

                            ORGANIZATION AND HISTORY



     First Eagle Fund of America was incorporated in Maryland on December 11, 1986. First Eagle International Fund was incorporated in Maryland on October 7, 1993. The Trust was organized as a business trust under the laws of the State of Delaware on December 24, 1997. The Trust may have multiple series and classes of shares. First Eagle Fund of America and First Eagle International Fund were converted into separate Series of the Trust on February 27, 1998.


                       ADDITIONAL INVESTMENT INFORMATION


     First Eagle Fund of America is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. It seeks to achieve its objective by investing primarily in domestic stocks and to a lesser extent in debt and foreign equity securities.



     First Eagle International Fund is an open-end, non-diversified mutual fund whose investment objective is to achieve capital appreciation. It seeks to achieve its objective by investing primarily in foreign stocks and to a lesser extent in debt and domestic equity securities.


     The Adviser invests the assets of the Funds in securities of companies that appear to be undervalued relative to their overall financial and managerial strength. The Adviser's investment strategy is to invest in securities with 'intrinsic values' which are not generally recognized by the market. As non-diversified mutual funds, the Funds may have a greater investment concentration in some securities than a diversified mutual fund. There can be no assurance that the Funds' objectives will be achieved.

                               FOREIGN SECURITIES


     The Funds may invest in foreign securities issued by companies of any nation regardless of its level of development. The risks involved in investing in foreign securities include political or economic instability in the country of issue, the difficulty of predicting international trade patterns, the possibility of imposition of exchange controls and the risk of currency fluctuations. Foreign securities may be subject to greater fluctuations in price than securities issued by U.S. corporations or issued or guaranteed by the U.S. Government, its instrumentalities or agencies. Additionally, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. There is generally less government regulation of securities exchanges, brokers and listed companies abroad than in the United States. In some foreign countries, there is a possibility of expropriation, confiscatory taxation or diplomatic developments which could affect investment in those countries. In the event of a default of any foreign debt obligation, it may be more difficult to obtain or enforce a judgment against the issuers of those securities. Foreign currency denominated securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, and costs may be incurred in connection with conversions between currencies. Foreign currency is also subject to similar risks. Foreign securities and currencies will be held by the Funds' Custodian, an 'eligible foreign custodian' or a 'qualified U.S. bank,' as those terms are defined in the Investment Company Act of 1940 as amended (the 'Investment Company Act') and the rules and regulations thereunder.

                             HIGH YIELD SECURITIES

     Changes in the economy and interest rates affect high yield securities. During an economic downturn or substantial period of rising interest rates, highly leveraged issuers will likely experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a bond owned by a Fund defaults, such Fund may incur additional expenses in seeking recovery of its investment. Additionally, periods of economic uncertainty and changes can result in increased volatility of market prices of high yield bonds. Furthermore, the market prices of high yield bonds structured as zero coupon or pay-in-kind securities are affected to a greater extent by interest rate changes and are more volatile than securities which pay interest periodically and in cash. If the Funds invest in zero coupon or pay-in-kind securities, they will be subject to special tax considerations related to those securities. The Funds will have to report the interest on those securities as income even though they receive no interest until the security's maturity or payment date.

     High yield bonds present risks based on payment expectations. For example, high yield bonds may contain redemption or call provisions. If an issuer exercises those provisions in a declining interest rate market and a Fund replaces the security with a lower yielding security, that Fund's income will be reduced.

     At times, there will be thin trading markets for high yield bonds and it may be difficult to value accurately the high yield bonds. Adverse publicity and investor perceptions may decrease the values and ability to sell high yield bonds, especially in a thinly traded market.


     Certain risks are associated with using credit ratings as a method for evaluating high yield bonds. As credit agencies may fail to timely change the credit ratings to reflect subsequent events, the Adviser continuously monitors the issuers of high yield bonds in each Fund's portfolio to determine if the issuers, in the Adviser's opinion, will have sufficient cash flow and profits to meet required principal and interest payments, and to attempt to assure the bonds' liquidity so the Funds can meet redemption requests. Each Fund has no current intention of investing more than 5% of its net assets in high yield bonds.


                              OPTIONS TRANSACTIONS

     The Adviser believes that certain transactions in options on securities and on stock indices may be useful in limiting a Fund's investment risk and augmenting its investment return. The Adviser expects, however, the amount of a Fund's assets that will be involved in options transactions to be small relative to that Fund's assets. Accordingly, it is expected that only a relatively small portion of a Fund's investment return will be attributable to transactions in options on securities and on stock indices. The Funds may invest in options transactions involving options on securities and on stock indices that are traded on U.S. and foreign exchanges or in the over-the-counter markets. The following discussion sets forth the principal characteristics of, and risks associated with, certain transactions involving options on securities and on stock indices.

     A call option is a contract pursuant to which the purchaser, in return for a premium paid, has the right to buy the equity or debt security underlying the option at a specified exercise price at any time during the term of the option. With respect to a call option on a stock index, the purchaser is entitled to receive cash if the underlying stock index rises sufficiently above its level at the time the option was purchased. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option, to deliver the underlying equity or debt security against payment of the exercise price. With respect to a call option on a stock index, the writer has the obligation to deliver cash if the underlying index rises sufficiently above its level when the option was purchased.


     A put option gives the purchaser, in return for a premium, the right to sell the underlying equity or debt security at a specified exercise price during the term of the option. With respect to a put option on a stock index, the purchaser is entitled to receive cash if the underlying index falls sufficiently below its level at the time the option was purchased. The writer of the put, who receives the premium, has the obligation to buy the underlying equity or debt security upon exercise at the exercise price. With respect to a put option on a stock index, the writer has the obligation to deliver cash if the underlying index falls sufficiently below its level when the option was purchased. The price of an option will reflect, among other things, the relationship of the exercise price to the market price of the underlying financial instrument or index, the price volatility of the underlying financial instrument or index, the remaining term of the option, supply and demand of such options and interest rates.



     One purpose of purchasing call options is to hedge against an increase in the price of securities that a Fund intends ultimately to buy. Hedge protection is provided during the life of the call because that Fund, as the holder of the call, is able to buy the underlying security at the exercise price, and, in the case of a call on a stock index, is entitled to receive cash if the underlying index rises sufficiently. However, if the value of a security underlying a call option or the general market or a market sector does not rise sufficiently when that Fund has purchased a call option on the underlying instrument, that option may result in a loss.


     Securities and options exchanges have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that a Fund and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund's ability to purchase or sell options on particular securities and on stock indices.

                             COVERED OPTION WRITING

     A Fund may write 'covered' call options on equity or debt securities and on stock indices in seeking to enhance investment return or to hedge against declines in the prices of portfolio securities or may write put options to hedge against increases in the prices of securities which it intends to purchase. A call option is covered if a Fund holds, on a share-for-share basis, a call on the same security as the call written where the exercise price of the call held is equal to or less than the exercise price of the call written, or greater than the exercise price of the call written if the difference is maintained by that Fund in cash, Treasury bills or other high grade short-term obligations in a segregated account with its Custodian.

     A put option is 'covered' if a Fund maintains cash, Treasury bills or other high grade short-term obligations with a value equal to the exercise price in a segregated account with its Custodian, or holds on a share-for-share basis a put on the same equity or debt security as the put written where the exercise price of the put held is equal to or greater than the exercise price of the put written, or lower than the exercise price of the put written if the difference is maintained in a segregated account with its Custodian.

     One reason for writing options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. In the case of a securities call, the writer receives the premium, but has given up the opportunity for profit from a price increase in the underlying security above the exercise price during the option period. In the case of a stock index call, the writer receives the premium, but is obligated to deliver cash if the underlying index rises sufficiently during the option period. Conversely, the put option writer has, in the form of the premium, gained a profit as long as the price of the underlying security or stock index remains above the exercise price, but has assumed an obligation to purchase the underlying security at the exercise price from or deliver cash to the buyer of the put option during the option period.

     Another reason for writing options is to hedge against a moderate decline in the value of securities owned by a Fund in the case of a call option, or a moderate increase in the value of securities a Fund intends to purchase in the case of a put option. If a covered option written by a Fund expires unexercised, that Fund will realize income equal to the amount of the premium it received for the option.

     If an increase occurs in the underlying security or stock index sufficient to result in the exercise of a call written by a Fund, that Fund may be required to deliver securities or cash and may thereby forego some or all of the gain that otherwise may have been realized on the securities underlying the call option. This 'opportunity cost' may be partially or wholly offset by the premium received for the covered call written by that Fund.

                            OPTIONS ON STOCK INDICES


     A Fund will write call options on broadly based stock market indices only if at the time of writing it holds a portfolio of stocks. When a Fund writes a call option on a broadly based stock market index, that Fund will segregate or put into escrow with its Custodian any combination of cash, cash equivalents or 'qualified securities' with a market value at the time the option is written of not less than 100% of the current index value times the multiplier times the number of contracts. A 'qualified security' is an equity security which is listed on an Exchange or on NASDAQ against which a Fund has not written a call option and which has not been hedged by the sale of stock index futures.


     Index prices may be distorted if trading in certain stocks included in the index is interrupted. Trading in the index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of stocks included in the index. If this occurred, a Fund would not be able to close out options which it had purchased or written and, if restrictions on exercise were imposed, might be unable to exercise an option it held, which could result in substantial losses to that Fund.

     If a Fund is assigned an exercise notice on a call it has written, that Fund would be required to liquidate portfolio securities in order to satisfy the exercise, unless it has other liquid assets that are sufficient to satisfy the exercise of the call. When a Fund has written a call, there is also a risk that the market may decline between the time that Fund has a call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time it is able to sell securities in its portfolio. As with stock options, a Fund will not learn that an index option has been exercised until the day following the exercise date but, unlike a call on stock where such Fund would be able to deliver the underlying securities in settlement, such Fund may have to sell part of its securities portfolio in order to make settlement in cash, and the price of such securities might decline before they can be sold. For example, even if an index call which a Fund has written is 'covered' by an index call held by such Fund with the same strike price, such Fund will bear the risk that the level of the index may decline between the close of trading on the date the exercise notice is filed with the Clearing Corporation and the close of trading on the date such Fund exercises the call it holds or the time it sells the call, which in either case would occur no earlier than the day following the day the exercise notice was filed.

                               FUTURES CONTRACTS

     An interest rate futures contract is an agreement to purchase or sell an agreed amount of debt securities at a set price for delivery on a future date. Similarly, a currency futures contract calls for the purchase or sale of a fixed amount of a specific currency at a set price for delivery on a future date. Unlike interest rate and currency futures contracts, a stock index futures contract does not contemplate the purchase or delivery of the underlying financial instrument (interest rate and stock index futures contracts are collectively herein referred to as 'financial futures contracts'). Instead, one party agrees to deliver to the other an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract.


     A Fund is required initially to deposit in a special custody account or with the futures commission merchant margin in an amount of cash or U.S. Treasury bills equal to a percentage of the contract amount. Initial margin in futures transactions is in the nature of a good faith deposit on the contract which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been met. Subsequent payments, called variation margin, to and from the futures commission merchant are made on a daily basis as the market price of the futures contract fluctuates. This process is known as 'marking to market.' At any time prior to expiration of the futures contract, a Fund may elect to close a position by taking an offsetting position which will terminate that Fund's position in the futures contract. Although interest rate futures and currency futures contracts (other than those relating to Eurodollar time deposits) generally provide for delivery and acceptance of the underlying financial instrument, the Funds expect most financial or currency futures contracts to be terminated by offsetting transactions.


     An option on a financial or currency futures contract gives the purchaser the right, but not the obligation, to assume a position in a financial or currency futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put).

               HEDGING WITH FUTURES CONTRACTS AND RELATED OPTIONS

     A Fund may acquire futures and related options for 'bona fide hedging' within the meaning and intent of the Commodity Exchange Act and Regulations promulgated thereunder by the Commodity Futures Trading Commission. A Fund may also acquire futures and related options for other than bona fide hedging purposes, provided that the aggregate initial margin and premiums required to establish such positions are in an amount not exceeding 5% of the liquidation value of that Fund's portfolio after taking into account unrealized profits and unrealized losses on any such contracts it has entered into. When options are in-the-money at the time of purchase, the in-the-money amount will be excluded from the computation of such 5% limitation.

     A Fund may purchase an interest rate futures contract as a hedge against an anticipated decline in interest rates and a resulting increase in the market price of debt securities it intends to acquire. A Fund may sell an interest rate futures contract as a hedge against an anticipated increase in interest rates and a resulting decline in the market price of debt securities it owns. A Fund may purchase a currency futures contract to hedge against anticipated increases in the value of currency it intends to acquire for prospective securities purchases relative to the value of currency it is holding. A Fund may also sell a currency futures contract in anticipation of a decrease in the value of currency it is holding or in anticipation of the sale of a portfolio security. A Fund may purchase a stock index futures contract as a

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

hedge against an anticipated general market or market sector advance which may increase the market price of equity securities it intends to buy. A Fund may sell stock index futures contracts in anticipation of or in a general market or market sector decline that may adversely affect the market value of its portfolio of equity securities.

     A Fund may use options on financial and currency futures contracts in connection with its hedging strategies in lieu of purchasing or selling financial and currency futures contracts. To hedge against a possible decrease in the value of equity or debt securities or currency held in its portfolio, a Fund may purchase put options and write call options on stock index, interest rate or currency futures contracts, respectively. Similarly, in anticipation of an increase in the prices of equity or debt securities or currency it intends to purchase, a Fund may purchase call options or write put options on stock index or interest rate or currency futures contracts, respectively.

         RISKS OF TRANSACTIONS IN FUTURES CONTRACTS AND RELATED OPTIONS


     While the Funds use financial and currency futures and related options as hedging devices, there are risks that the gains or losses in hedging devices will not be offset by losses or gains in the hedged securities. One risk arises because of imperfect correlation in the movement of prices of financial and currency futures contracts and related options and the securities or currency subject to the hedge. In the case of stock index futures and related options, the risk of imperfect correlation increases as the composition of a Fund's portfolio of equity securities diverges from the securities included in the applicable stock index. In the case of interest rate or currency futures contracts and related options, the risk of imperfect correlation presents the possibility that a correct forecast of interest or exchange rate trends by the Adviser may still not result in a successful hedging transaction. If the price of a financial or currency futures contract or related option moves more than the price of the hedged financial instrument, a Fund may experience either a loss or a gain on the contract which will not be completely offset by movements in the price of the hedged instrument.


     Successful use of financial futures contracts and related options is subject to the Adviser's ability to predict correctly movements in the direction of the market. Similarly, successful use of currency futures and related options depends, in part, on the Adviser's ability to predict changes in exchange rates. Commodities exchanges and boards of trade have established limitations on the maximum number of options that an investor or group of investors acting in concert may write. It is possible that a Fund and other clients of the Adviser may be considered such a group. Position limits may restrict a Fund's ability to purchase or sell options on futures contracts.

                    OVER-THE-COUNTER DERIVATIVE TRANSACTIONS

     A Fund may invest in options, futures and swaps and related products which are often referred to as 'derivatives.' Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions.

     A Fund may enter into interest rate, currency and index swaps and the purchase or sale of related caps, floors and collars. A Fund may enter into these transactions to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations or to protect against any increase in the price of securities it anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest, such as an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential between them and an index swap is an agreement to swap cash flows on a notional amount based on changes in values of the reference indices. Swaps may be used in conjunction with other derivative instruments to offset interest rate, currency or other underlying risks. For example, interest rate swaps may be offset with 'caps,' 'floors' or 'collars.' A 'cap' is essentially a call option which places a limit on the amount of floating rate interest that must be paid on a certain principal amount. A 'floor' is essentially a put option which places a limit on the minimum amount that would be paid on a certain principal amount. A 'collar' is essentially a combination of a long cap and a short floor where the limits are set at different levels.


     A Fund will usually enter into swaps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with that Fund receiving or paying, as the case may be, only the net amount of the two payments. To the extent obligations created thereby may be deemed to constitute senior securities under the Investment Company Act, that Fund will maintain required collateral in a segregated account consisting of U.S. Government securities or cash or cash equivalents.


           SPECIAL RISKS OF OVER-THE-COUNTER DERIVATIVE TRANSACTIONS

     Over-the-Counter ('OTC') derivative transactions differ from exchange-traded derivative transactions in several respects. OTC derivatives are transacted directly with dealers and not with a clearing corporation. Without the availability of a clearing corporation, OTC derivative pricing is normally done by reference to information from market makers, which information is carefully monitored by the Adviser and verified in appropriate cases.

     As OTC derivatives are transacted directly with dealers, there is a risk of nonperformance by the dealer as a result of the insolvency of such dealer or otherwise. An OTC derivative may only be terminated voluntarily by entering into a closing transaction with the dealer with whom the Fund originally dealt. Any such cancellation may require the Fund to pay a premium to that dealer. In those cases in which a Fund has entered into a covered derivative transaction and cannot voluntarily terminate the derivative, that Fund will not be able to sell the underlying security until the derivative expires or is exercised or different cover is substituted. The Funds intend to enter into OTC derivative transactions only with dealers which agree to, and which are expected to be capable of, entering into derivative closing transactions with such Fund. There is also no assurance that a Fund will be able to liquidate an OTC derivative at any time prior to expiration.

                                   BORROWING

     A Fund may from time to time increase its ownership of securities above the amounts otherwise possible by borrowing from banks (other than those affiliated with the Trust or any of its affiliates) and investing the borrowed funds. A Fund also may borrow from those banks to facilitate the meeting of redemption requests or for temporary or emergency purposes and may pledge its assets to secure those borrowings. Any borrowings by a Fund will be made only to the extent that the value of its assets, less its liabilities other than borrowings, is equal to at least 300% of all of its borrowings (including reverse repurchase agreements) computed at the time a loan is made. If the value of that Fund's assets at any time should fail to meet the 300% asset coverage described above, that Fund, within three days, is required to reduce its aggregate borrowings (including reverse repurchase agreements) to the extent necessary to meet such asset coverage and may have to sell a portion of its investments at a time when independent investment judgment would not indicate such action.

                             RESTRICTED SECURITIES

     Each Fund may invest up to 15% of its net assets in securities which are considered to be illiquid, such as those subject to legal or contractual restrictions on resale ('Restricted Securities') including securities that cannot be sold unless registered under the Securities Act of 1933, as amended (the 'Securities Act'), and securities which are not readily marketable, such as repurchase agreements maturing in more than seven days. Generally, Restricted Securities cannot be sold without the expense and time required to register the securities under the Securities Act. Certain Restricted Securities may be sold to institutional investors without registration pursuant to rules under the Securities Act. The institutional trading market is relatively new and provides liquidity for some Restricted Securities. Restricted Securities for which no adequate trading market exists may be deemed illiquid securities. The Funds currently do not invest in real estate which is considered to be an illiquid investment.

                             REPURCHASE AGREEMENTS


     A Fund may purchase securities and concurrently enter into 'repurchase agreements.' A repurchase agreement typically involves a purchase of an investment contract from a selling financial institution such as a bank or broker-dealer, which contract is fully secured by government obligations or other debt securities. The agreement provides that the purchaser will sell the underlying securities back to the institution at a specified price and at a fixed time in the future, usually not more than seven days from the date of purchase. The difference between the purchase price and the resale price represents the interest earned by the purchase, which is unrelated to the coupon rate or maturity of the purchased security. In the event of the bankruptcy or insolvency of the financial institution, the purchaser may be delayed in selling the collateral underlying the repurchase agreement. Further, the law is unsettled regarding the rights of the purchaser if the financial institution which is a party to the repurchase agreement petitions for bankruptcy or otherwise becomes subject to the U.S. Bankruptcy Code. Each Fund intends to invest no more than 5% of its net assets in repurchase agreements. Repurchase agreements of greater than seven days' maturity may be deemed to be illiquid.


                         REVERSE REPURCHASE AGREEMENTS


     A reverse repurchase agreement involves the sale of a debt security owned by a Fund coupled with an agreement by that Fund to repurchase the instrument at a stated price, date and interest payment. A Fund will use the proceeds of a reverse repurchase agreement to purchase other debt securities or to enter into repurchase agreements maturing not later than the expiration of the prior reverse repurchase agreement. When a Fund enters into a reverse repurchase agreement, it will have securities designated to repurchase its securities.


     A Fund will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Under the Investment Company Act, reverse repurchase agreements will be considered to be borrowings by a Fund and, therefore, may be subject to the same risks involved in any borrowing. A Fund may not enter into a reverse repurchase agreement if as a result its current obligations under such agreements would exceed one-third the value of its net assets computed at the time the reverse repurchase agreement is entered into. Each Fund does not intend to invest more than 5% of the value of its net assets in reverse repurchase agreements.

                             LENDING OF SECURITIES

     A Fund may lend its portfolio securities to brokers, dealers and financial institutions, provided outstanding loans do not exceed in the aggregate one-third the value of its net assets and provided that such loans are callable at any time by that Fund and are at all times secured by cash or equivalent collateral that is equal to at least the market value, determined daily, of the loaned securities. A Fund, however, may not enter into portfolio lending arrangements with the Adviser or any of its affiliates absent appropriate regulatory relief from applicable prohibitions contained in the Investment Company Act. Each Fund intends to invest no more than 5% of the value of its net assets to portfolio loans. The advantage of portfolio lending is that a Fund continues to receive payments in lieu of the interest and dividends of the loaned securities, while at the same time earning interest either directly from the borrower or on the collateral, which may be invested in short-term obligations.

     As voting or consent rights which accompany loaned securities pass to the borrower, a Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, to permit the exercise of such rights if the matters involved would have a material effect on its investment in the securities which are subject to the loan. A Fund will pay reasonable finders', administrative and custodial fees in connection with a loan of its securities or may share the interest earned on collateral with the borrower.

                  WHEN-ISSUED AND DELAYED DELIVERY SECURITIES


     From time to time, in the ordinary course of business, a Fund may purchase securities on a when-issued or delayed delivery basis -- i.e., delivery and payment can take place a month or more after the date of the transaction. The purchase price, or the interest rate payable on debt securities, is fixed on the transaction date. The securities so purchased are subject to market fluctuation, and no interest or dividend accrues to such Fund until delivery and payment take place. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, designate liquid securities for completing the transactions and thereafter reflect the value of such securities in determining its net asset value each day. Each Fund currently intends to invest no more than 5% of the value of its net assets in such transactions.


                                  SHORT SALES

     The Funds may make short sales and short sales against-the-box. Each Fund currently intends to invest no more than 5% of the value of its net assets in such transactions. A 'short sale' is a transaction in which a Fund sells a security it does not own in anticipation of a decline in market price. In order to deliver the security to the buyer, that Fund must arrange through a broker to borrow the security. That borrowing arrangement, which may subject that Fund to payment of a premium, obligates it to replace the borrowed security at its market price. A Fund may incur a loss with respect to a short sale transaction, if the market price of the security increases between the date of the short sale and the date on which it replaces the borrowed security. A 'short sale against-the-box' is a short sale where, at the time of the short sale, a Fund owns or has the immediate and unconditional right to obtain securities identical to those subject to the short sale.

     A Fund may make a short sale only if, at the time the short sale is made and after giving effect thereto, the market value of all securities sold short is one-third or less of the value of its net assets and the market value of securities sold short which are not listed on a national securities exchange does not exceed 10% of its net assets. A Fund's obligation to replace the security borrowed in connection with a short sale will be secured by collateral consisting of cash or U.S. Government securities or liquid securities that are marked-to-market on a daily basis.

                             ARBITRAGE TRANSACTIONS

     A Fund also may engage in arbitrage transactions involving near contemporaneous purchase of securities on one market and sale of those securities on another market to take advantage of pricing differences between markets. A Fund will incur a gain to the extent that proceeds exceed costs and a loss to the extent that costs exceed proceeds. The risk of an arbitrage transaction, therefore, is that such Fund may not be able to sell securities subject to an arbitrage at prices exceeding the costs of purchasing those securities. A Fund will attempt to limit that risk by effecting arbitrage transactions only when the prices of the securities are confirmed in advance of the trade. Each Fund currently intends to invest no more than 5% of the value of its net assets in such transactions.

                            INVESTMENT RESTRICTIONS


     The following investment restrictions are fundamental policies. Fundamental policies are those which cannot be changed without the approval of the holders of a majority of a Fund's outstanding voting securities. A 'majority of a Fund's outstanding voting securities,' when used in this Statement of Additional Information, means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or represented by a proxy or (ii) more than 50% of the outstanding shares.



     Neither First Eagle Fund of America nor First Eagle International Fund may:



          1. Change its sub-classification under the Investment Company Act of 1940 from non-diversified to diversified.



          2. Issue senior securities, borrow money or pledge its assets, except that the Fund may borrow money from a bank (and may pledge its assets to secure such borrowings) directly or through reverse repurchase agreements for securities purchases, or temporarily to facilitate meeting redemption requests or for emergency purposes, and by engaging in reverse repurchase agreements with broker-dealers. The Fund may not, however, borrow money in an aggregate amount exceeding 33 1/3% of the Fund's net assets. The purchase or sale of securities on a when-issued or delayed delivery basis and collateral arrangements with respect to futures contracts are not deemed to be a pledge of assets; and neither such arrangements nor investment in over-the-counter derivative transactions or the purchase or sale of options on futures contracts on an exchange are deemed to be the issuance of a senior security.



          3. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

          4. Make loans, except through (i) repurchase agreements (repurchase agreements with a maturity of longer than 7 days together with illiquid assets being limited to 15% of the Fund's net assets) and (ii) loans of portfolio securities.



          5. Buy or sell real estate or interests in real estate, except that the Fund may purchase and sell securities which are secured by real estate, securities of companies which invest or deal in real estate and publicly traded securities or real estate investment trusts.



          6. Invest more than 25% of its assets in the securities of issuers engaged in specific industries or industry groups.



          7. Buy or sell commodities or commodity contracts except that the Fund may purchase and sell commodity futures contracts to establish bona fide hedge transactions.



     The following investment restrictions are non-fundamental policies, which may be changed at the discretion of the Board of Trustees after giving the Shareholders at least 30 days' prior notice of the change.



     Neither First Eagle Fund of America nor First Eagle International Fund may:



          8. With respect to 50% of the value of its total assets, invest more than 25% of the value of its total assets in the securities of one issuer, and with respect to the other 50% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of one issuer or acquire more than 10% of the outstanding voting securities of a single issuer. This restriction shall not apply to U.S. Government securities.



          9. Purchase securities of any other investment companies, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets or (iii) as otherwise permitted by applicable law.



          10. Pledge, mortgage or hypothecate its assets in an amount exceeding 33 1/3% of its total assets.



          11. Invest in securities of any issuer if, to the knowledge of the Fund, any officer, director or trustee of the Fund or the Fund's investment adviser owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, directors or trustees who own more than 1/2 of 1% of such issuer's securities own in the aggregate more than 5% of the outstanding securities of such issuer.



          12. Purchase securities of any issuer if, as to 75% of the assets of the Fund at the time of purchase, more than 10% of the voting securities of such issuer would be held by the Fund.


                 TRUSTEES, OFFICERS AND PRINCIPAL STOCKHOLDERS

     Pertinent information concerning the trustees and officers of the Trust is set forth below. Some of the Trust's trustees and officers are employees of the Adviser and its affiliates. At least a majority of the Trust's Board of Trustees are not 'interested persons' of the Trust as that term is defined in the Investment Company Act.

                                            POSITION WITH                      PRINCIPAL OCCUPATION
         NAME AND ADDRESS(1)                  THE TRUST                        DURING PAST 5 YEARS
-------------------------------------  -----------------------  --------------------------------------------------
*John P. Arnhold.....................  Trustee and              Co-President and Director, Arnhold and S.
                                       Co-President             Bleichroeder, Inc.; President and Director,
                                                                Arnhold and S. Bleichroeder Advisers, Inc.;
                                                                Director, Aquila International Fund Ltd., The
                                                                Global Beverage Fund Ltd.; President, Worldvest,
                                                                Inc.

Candace K. Beinecke .................  Trustee                  Partner, Hughes Hubbard & Reed; Director, Jacob's
One Battery Park Plaza                                          Pillow Dance Festival, Inc., Historic Preservation
New York, NY 10004                                              Projects, Inc. and Merce Cunningham Dance
                                                                Foundation, Inc.

Edwin J. Ehrlich ....................  Trustee                  President, Ehrlich Capital Management; Director,
2976 Lonni Lane                                                 Pension Fund Trusts -- ITT Corp.; Advisory Board
Merrick, NY 11566                                               Member, Emerging World Investors Limited

K. Georg Gabriel ....................  Trustee                  Senior Advisor, Strategic Investment Partners,
2401 Tracy Place, N.W.                                          Inc.; Member, Investment Committee, Eugene and
Washington, D.C. 20008                                          Agnes Meyer Foundation

Robert J. Gellert ...................  Trustee                  Manager, United Continental Corporation; General
122 East 42nd Street                                            Partner, Windcrest Partners
New York, NY 10168
*Michael M. Kellen...................  Trustee and Vice         Director and Senior Vice President, Arnhold and S.
                                       Chairman of the Board    Bleichroeder, Inc.

William M. Kelly ....................  Trustee                  Manager, Lingold Associates; Independent General
40 Wall Street                                                  Partner, ML Venture Partners II, L.P.; Trustee,
Suite 4201                                                      New York Foundation; Treasurer and Trustee, Black
New York, NY 10005                                              Rock Forest Consortium

*Stanford S. Warshawsky..............  Trustee and Chairman of  Co-President since 1994, Director and Secretary,
                                       the Board                previously Vice Chairman of the Board, Arnhold and
                                                                S. Bleichroeder, Inc.; Director, German-American
                                                                Chamber of Commerce

Harold J. Levy.......................  Co-President             Portfolio Manager, Arnhold and S. Bleichroeder
                                                                Advisers, Inc.; Principal, Iridian Asset
                                                                Management L.L.C.; Senior Vice President until
                                                                1996, Arnhold and S. Bleichroeder, Inc.; Director
                                                                since 1993, American Buildings Company

                                                                                   (table continued on next page)

(table continued from previous page)


                                            POSITION WITH                      PRINCIPAL OCCUPATION
         NAME AND ADDRESS(1)                  THE TRUST                        DURING PAST 5 YEARS
-------------------------------------  -----------------------  --------------------------------------------------
David L. Cohen.......................  Senior Vice              Portfolio Manager, Arnhold and S. Bleichroeder
                                       President                Advisers, Inc.; Principal, Iridian Asset
                                                                Management L.L.C.; Senior Vice President until
                                                                1996, Arnhold and S. Bleichroeder, Inc.

Arthur F. Lerner.....................  Senior Vice              Portfolio Manager, Arnhold and S. Bleichroeder
                                       President                Advisers, Inc.; Senior Vice President, Arnhold and
                                                                S. Bleichroeder, Inc.

Robert Miller........................  Treasurer                Senior Vice President, Arnhold and S.
                                                                Bleichroeder, Inc.; Vice President, Arnhold and S.
                                                                Bleichroeder Advisers, Inc.
Robert Bruno.........................  Vice President and       Vice President, Arnhold and S. Bleichroeder, Inc.;
                                       Secretary                prior to 1997, President and Chief Operating
                                                                Officer, Coelho Associates LLC; and Senior Vice
                                                                President and Chief Admin. Officer, Schroeder
                                                                Wertheim Investment Services, Inc.

Martha B. Pierce.....................  Vice President           Vice President since 1997, previously Assistant
                                                                Vice President and Fund Administrator, Arnhold and
                                                                S. Bleichroeder, Inc.

Tracy LaPointe Saltwick..............  Vice President           Senior Vice President since 1997 and prior thereto
                                                                Vice President, Arnhold and S. Bleichroeder, Inc.

Cari Levine..........................  Assistant Treasurer      Fund Administrator, Arnhold and S. Bleichroeder,
                                                                Inc.

Suzan J. Afifi.......................  Assistant Secretary      Fund Administrator, Arnhold and S. Bleichroeder,
                                                                Inc. since 1997; prior thereto, Managing Director,
                                                                Effectinvest Bank, Vienna, Austria


------------

* 'Interested' trustee, as defined in the Investment Company Act, by reason of his affiliation with Arnhold and S. Bleichroeder, Inc. and Arnhold and S. Bleichroeder Advisers, Inc.

(1) Unless otherwise stated, the address is: Arnhold and S. Bleichroeder, Inc., 1345 Avenue of the Americas, New York, NY 10105.


     The officers conduct and supervise the daily business operations of the Trust, while the Trustees review such actions and decide on general policy.

     Each Fund paid each of its Trustees who are not interested persons annual compensation of $5,000 plus $500 per meeting of the Board and certain out-of-pocket expenses. The following table sets out the compensation received by each of the Trustees from First Eagle Fund of America for its most recently completed fiscal year ended October 31, 1997 and from First Eagle International Fund for its most recent ten-month fiscal period ended October 31, 1997.





                                                                              COMPENSATION
                                                              --------------------------------------------
                                                              FIRST EAGLE       FIRST EAGLE
                                                                FUND OF        INTERNATIONAL
                          NOMINEE                               AMERICA             FUND            TOTAL
-----------------------------------------------------------   -----------      --------------      -------
John P. Arnhold*...........................................           0                 0                0
Candace K. Beinecke........................................     $ 8,750                 0          $ 8,750
Edwin J. Ehrlich...........................................           0            $5,250          $ 5,250
K. Georg Gabriel...........................................     $ 8,750            $5,250          $14,000
Robert J. Gellert..........................................           0            $5,250          $ 5,250
Michael M. Kellen*.........................................           0                 0                0
William M. Kelly...........................................           0            $5,250          $ 5,250
Stanford S. Warshawsky*....................................           0                 0                0






     On February 20, 1998, the Board of Trustees of the Trust approved an annual retainer for each Trustee of $6,500 plus meeting fees of $750 per meeting. This fee schedule is effective March 1, 1998. The Trust does not pay any compensation to interested Trustees (indicated above by *) nor does it provide any retirement or pension benefits for the Trustees.



     As of December 29, 1997, the directors and officers of First Eagle Fund of America, as a group, owned beneficially approximately 1,527,618 shares or 11.0% of the outstanding common stock of First Eagle Fund of America. The directors and officers of First Eagle International Fund, as a group, owned approximately 645,055 shares or 26.7% of the outstanding common stock of First Eagle International Fund.



     As of December 29, 1997, Arnhold and S. Bleichroeder, Inc. Profit Sharing Plan, 1345 Avenue of the Americas, New York, NY 10105, owned beneficially and of record approximately 14.7% of First Eagle International Fund's outstanding shares.



     Trustees and employees of the Trust, Arnhold and S. Bleichroeder, Inc. and the Adviser are permitted to engage in personal securities transactions subject to the restrictions and procedures contained in the Trust's Code of Ethics, which was approved by the Board of Trustees of the Trust and by the Board of Directors of the Adviser.


                                    ADVISER


     The Adviser, Arnhold and S. Bleichroeder Advisers, Inc., provides investment advisory services as the investment adviser of First Eagle Fund of America and First Eagle International Fund. For its services, the Adviser receives, pursuant to an Investment Advisory Agreement between the Trust and the Adviser (the 'Advisory Agreement'), an annual advisory fee of 1.0% of the average daily net assets of each Fund. These fees, described in the Prospectus under 'Adviser -- Advisory Fees,' are accrued daily and paid monthly. Prior to February 28, 1998, Fund of America paid the Adviser a fee at the annual rate of 1.25% of average daily net assets. For the fiscal years ended October 31, 1995, 1996 and 1997, First Eagle Fund of America paid the Adviser an advisory fee of $1,868,672, $1,838,840 and $2,672,362, respectively. Prior to February 28, 1998,
First Eagle International Fund paid the Adviser a fee at the annual rate of 1.50% of average daily net assets. For the years ended December 31, 1995 and

1996 and for the fiscal period ended October 31, 1997, First Eagle International Fund paid the Adviser an advisory fee of $338,062, $446,932 and $452,626, respectively.






     On February 19, 1998, the shareholders and on February 20, 1998, the Board of Trustees of the Trust approved an Advisory Agreement between the Trust and the Adviser effective February 27, 1998. The Advisory Agreement is substantially the same as the prior investment advisory agreements between First Eagle Fund of America, Inc. and the Adviser and between First Eagle International Fund, Inc. and the Adviser except the new Advisory Agreement provides for monthly advisory fee payments and reduces the rate of the advisory fees.


     The Advisory Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or for any loss suffered by the Funds in connection with the matters to which the Advisory Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Advisory Agreement provides that it will terminate automatically if assigned, within the meaning of the Investment Company Act, and that it may be terminated without penalty by either party upon not more than 60 days' nor less than 30 days' written notice.


                                  DISTRIBUTOR



     Arnhold and S. Bleichroeder, Inc. (the 'Distributor'), a registered broker-dealer, investment adviser and a member of the New York Stock Exchange and the National Association of Securities Dealers ('NASD'), serves as the distributor of the Funds' Class Y and Class C shares. The Distributor is engaged in the investment advisory, securities brokerage and underwriting businesses. The Funds' shares will be continuously offered on an agency basis on behalf of the Funds, at the net asset value next determined after receipt of payment by the Distributor, pursuant to a Distribution and Services Agreement with the Trust (the 'Distribution Agreement'). The Distributor assumes the expenses related to distributing the Funds' shares. Sales of the Funds' shares are not subject to an initial sales charge.



     The Distributor receives a fee at the annual rate of 0.25% of each Fund's average daily net assets payable monthly, to cover expenses incurred by Arnhold and S. Bleichroeder, Inc. for providing shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. The Funds' pay the Distributor a Rule 12b-1 fee on Class C shares at the annual rate of 0.75% of the average net assets of each Fund's outstanding Class C shares. Pursuant to the Distribution and Services Agreement, the Funds agreed to indemnify the Distributor against certain liabilities under the Securities Act of 1933, as amended (the 'Securities Act').


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser is responsible for decisions to buy and sell securities, futures and options on securities, on indices and on futures for the Fund, the selection of brokers, dealers and futures commission merchants to effect those transactions and the negotiation of brokerage commissions, if any. Broker-dealers and futures commission merchants may receive brokerage commissions on Fund portfolio transactions, including options and the purchase and sale of underlying securities or futures positions upon the exercise of options. Orders may be directed to any broker or futures commission merchant including, to the extent and in the manner permitted by applicable law, the Adviser.


     The Adviser has employment agreements with Harold J. Levy and David L. Cohen to serve as portfolio managers for First Eagle Fund of America. Messrs. Levy and Cohen are also the principal owners of Iridian Asset Management LLC ('Iridian'). The Distributor owns 27.5% of Iridian and pursuant to an operating agreement with Iridian does not direct or control the management, affairs or policies of Iridian. Harold J. Levy has been a portfolio manager of First Eagle Fund of America since its inception, and David L. Cohen has been a portfolio manager of First Eagle Fund of America since 1989. Portfolio trades for First Eagle Fund of America are placed at Iridian and may be executed with similar trades for other clients.


     Equity securities traded in the over-the-counter market and bonds, including convertible bonds, are generally traded on a 'net' basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriters, generally referred to as the underwriter's concession or discount. On occasion, certain money market instruments and U.S. Government agency securities may be purchased directly from the issuer, in which case no commissions or discounts are paid. Each Fund will not deal with the Distributor in any transaction in which the Distributor acts as principal. Thus, it will not deal with the Distributor acting as market maker, and it will not execute a negotiated trade with Distributor if execution involves the Distributor acting as principal with respect to any part of a Fund's order.

     Portfolio securities may not be purchased from any underwriting or selling group of which the Distributor, during the existence of the group, is a member, except in accordance with rules of the Securities and Exchange Commission. This limitation, in the opinion of the Trust, will not significantly affect a Fund's ability to pursue its present investment objective.

     In placing orders for portfolio securities or futures, the Adviser is required to give primary consideration to obtaining the most favorable price and efficient execution. Within the framework of this policy, the Adviser will consider the research and investment services provided by brokers, dealers or futures commission merchants who effect or are parties to portfolio transactions of a Fund, the Adviser or the Adviser's other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include statistical and economic data and research reports on particular companies and industries. Such services are used by the Adviser in connection with all of its investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts. Conversely, brokers, dealers or futures commission merchants furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets are far larger than either Fund, and the services furnished by such brokers, dealers or futures commission merchants may be used by the Adviser in providing investment management for a Fund. Commission rates are established pursuant to negotiations with the broker, dealer or futures commission merchant based on the quality and quantity of execution services provided by the executing party in the light of generally prevailing rates. In addition, the Adviser is authorized to pay higher commissions on brokerage transactions for the Fund to brokers other than the Distributor in order to secure the research and investment services described above, subject to review by the Board of Trustees from time to time as to the extent and continuation of this practice. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Board of Trustees.

     Subject to the above considerations, the Distributor may act as a securities broker for a Fund. In order for the Distributor to effect any portfolio transactions for a Fund, the commissions, fees or other remuneration received by the Distributor must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an Exchange during a comparable period of time. This standard would allow the Distributor to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Board of Trustees, including a majority of the Trustees who are not 'interested' directors, has adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to the Distributor is consistent with the foregoing standard. Brokerage transactions with the Distributor also are subject to such fiduciary standards as may be imposed by applicable law. From time to time a Fund may engage in agency cross transactions with respect to securities that meet its investment objective and policies. An agency cross transaction occurs when a broker sells securities from one client's account to another client's account. Cross transactions are executed with written permission from a Fund. This authorization permits cross transactions only between a Fund on one side and clients for which the Distributor acts as broker, but does not act as investment adviser, on the other side. The authorization can be terminated at any time by written notice to the Distributor. The Fund will not engage in cross transactions with investment advisory clients of the Adviser or the Distributor.


     A Fund may from time to time sell or purchase securities to or from companies or persons who are considered to be affiliated with that Fund solely because they are investment advisory clients of the Distributor, the Adviser or Iridian. No consideration other than cash payment against prompt delivery at the then current market price of the securities will be paid to any person involved in those transactions. Additionally, all such transactions will be consistent with procedures adopted by the Board of Trustees.

     In accordance with Section 11(a) under the Securities Exchange Act of 1934, the Distributor may not retain compensation for effecting transactions on a national securities exchange for a Fund unless that Fund has expressly authorized the retention of such compensation in a written agreement executed by a Fund and the Distributor. Each Fund has provided the Distributor with such authorization. Section 11(a) provides that the Distributor must furnish to each Fund at least annually a statement disclosing the aggregate compensation received by the exchange member in effecting such transactions.


     For the years ended October 31, 1995, 1996 and 1997, First Eagle Fund of America paid total brokerage commissions of $300,859, $438,434 and $453,073, respectively, of which $81,744, $77,996 and $26,580, respectively, were paid to the Distributor. For the year ended October 31, 1997, brokerage commissions paid to the Distributor constituted 6% of the total brokerage commissions paid by First Eagle Fund of America. For the year ended October 31, 1997, First Eagle Fund of America effected 6% of the aggregate dollar amount of its portfolio transactions involving the payment of commissions through the Distributor. Of the total brokerage commissions paid during the fiscal year ended October 31, 1997, $395,217 (or 87%) were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.

     For the years ended December 31, 1995 and 1996 and the fiscal period ended October 31, 1997, First Eagle International Fund paid total brokerage commissions of $136,574, $88,098 and $53,846, respectively, of which $38,565, $31,964 and $7,709, respectively, were paid to the Distributor. For the fiscal period ended October 31, 1997, brokerage commissions paid to the Distributor constituted 14% of the total brokerage commissions paid by First Eagle International Fund. For the fiscal period ended October 31, 1997, First Eagle International Fund effected 26% of the aggregate dollar amount of its portfolio transactions involving the payment of commissions through the Distributor. Of the total brokerage commissions paid during the fiscal period ended October 31, 1997, $46,137 (or 86%) were paid to firms which provided research, statistical or other services. The Distributor has not separately identified a portion of such brokerage commissions as applicable to the provision of such research, statistical or other services.


                         STOCKHOLDER INVESTMENT ACCOUNT

     Upon the initial purchase of shares of a Fund, an account is established for each investor of record and maintained by the Transfer Agent. If a stock certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the stockholder's account at any time. There is no charge to the investor for issuance of a certificate. Whenever a transaction takes place in the account, the stockholder will be mailed a statement showing the transaction and the status of the account. Additionally, the Transfer Agent will mail each stockholder of record a quarterly statement of the stockholder's account. Certain financial institutions maintain omnibus Accounts with the Transfer Agent, and, in such cases, the investor's records are maintained by that financial institution.

     For the convenience of investors, all dividends and distributions of each Fund are automatically reinvested in full and fractional shares of that Fund at the net asset value per share at the close of business on the record date. An investor may direct the Transfer Agent in writing not less than ten full business days prior to the record date to have subsequent dividends and/or distributions sent in cash rather than reinvested. In the case of recently purchased shares for which registration instructions have not been received on the record date, cash payment will be automatically reinvested. Any stockholder who receives a cash payment representing a dividend or distribution may reinvest such dividend or distribution by returning the check or the proceeds to the Transfer Agent. Such investment will be made at the net asset value per share next determined after receipt of the check or proceeds by the Transfer Agent.


                              REDEMPTIONS IN KIND



     The Trust reserves the right, if conditions exist which make cash payments undesirable, to make distribution payments in whole or part in readily marketable securities. Each Fund has elected to be governed by Rule 18f-1 under the Investment Company Act and will redeem shares of a Fund solely in cash up to the lesser of $250,000 or 1% of the net asset value of such Fund during any 90-day period for any one shareholder. Securities given in a redemption-in-kind distribution would be valued at the same amount as assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or transaction charges when converting the securities to cash.

                                      TAXES

     Each of the Funds will be treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the 'Code') (except for purposes of the definitional requirements for regulated investment companies under Code
Section 851(a). By paying dividends representing its investment company taxable income within the time periods specified in the Code and by meeting certain other requirements, the Funds intend to qualify as regulated investment companies under the Code. Since each Fund will distribute annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If a Fund were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.


     Qualification as a regulated investment company requires, among other things, that (a) at least 90% of the Fund's annual gross income, without offset for losses from the sale or other disposition of securities, consist of certain types of qualifying income (the '90% test'); and (b) the Fund diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the market value of the Fund's assets is represented by cash, cash items, government securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater than 5% of the Fund's assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than government securities and securities of other regulated investment companies). Qualifying income for purposes of the 90% test consists of income derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of securities, gains on the sale or exchange of foreign currencies and other income (including gains from options, futures, or forward contracts) derived from the business of investing in securities or currencies.

                            TAXATION OF SHAREHOLDERS


     Dividends from net investment income and distributions from net short-term capital gains are taxable to shareholders as ordinary income. For noncorporate taxpayers, regardless of how long they have held a Fund's shares, distributions of gains realized upon the sale of capital assets held more than 18 months are subject to a maximum tax rate of 20% (10% for individuals in the 15% tax bracket). Distributions of gains realized upon the sale of capital assets held more than 12 months but not more than 18 months are subject to a maximum tax rate of 28% (15% for individuals in the 15% tax bracket). Any loss realized by a shareholder upon the disposition of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any amounts treated as distributions of long-term capital gain held for more than one year during such six-month period.



     Depending on the composition of the Fund's income, all or a portion of the dividends paid by First Eagle Fund of America from net investment income may qualify for the dividends received deduction allowable to certain U.S. corporate shareholders (the 'dividends received deduction'). In general, dividend income distributed by First Eagle Fund of America to qualifying corporate shareholders will be eligible for the dividends received deduction only to the extent that
(1) First Eagle Fund of America's income consists of dividends paid by U.S. corporations; and (2) First Eagle Fund of America would have been entitled to the dividends received deduction with respect to such dividend income if First Eagle Fund of America was not a regulated investment company. The dividends received deduction may be further reduced if First Eagle Fund of America shares held by qualifying corporate shareholders with respect to such dividends received are treated as debt financed or are deemed to have been held for less than 46 days within a period beginning 45 days before and ending 45 days after the ex-dividend date on common stock. A dividends received deduction for dividends on preferred stock will be disallowed if the stock is held by First Eagle Fund of America less than 91 days within a period beginning 90 days before and ending 90 days after the ex-dividend date on the preferred stock. In addition, the Code provides other limitations with respect to the ability of a qualifying corporate shareholder to claim the dividends received deduction in connection with holding First Eagle Fund of America shares.



     Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be subject to tax on the distribution when it is received even though with respect to them the distribution represents in effect a return of a portion of their purchase price. Any loss realized on a sale or exchange of shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before the shares are sold or exchanged. If disallowed, the loss will be reflected in a adjustment to the basis of the share acquired.



     Individuals and certain other non-exempt payees will be subject to a 31% backup Federal withholding tax on taxable distributions from a Fund, as well as on the proceeds of redemptions of a Fund, if such Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies a Fund that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.


                       TAX TREATMENT CERTAIN TRANSACTIONS

     Ordinarily, gains and losses realized from portfolio transactions will be treated as capital gain or loss. However, all or a portion of the gain or loss from the disposition of non-U.S. dollar denominated securities (including debt instruments, certain financial forward, futures and option contracts, and certain preferred stock) may be treated as ordinary income or loss under Section 988 of the Internal Revenue Code. In addition and absent any election by the Fund to accrue market discount daily, all or a portion of the gain realized from the disposition of market discount bonds will be treated as ordinary income under Section 1276 of the Internal Revenue Code. Finally, all or a portion of the gain realized from engaging in 'conversion transactions' may be treated as ordinary income under Section 1258 of the Internal Revenue Code. 'Conversion transactions' are defined to include certain forward, futures, option and straddle transactions, transactions marketed or sold to produce capital gains, or transactions described in Treasury regulations to be issued in the future, where substantially all of the expected return is attributable to the time value of the investment. In addition, a 'short against the box' and other constructive sales of appreciated financial positions will give rise to gain as if there were an actual sale.

     If a Fund enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and (ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. The Federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into a Fund will be as follows: Gain or loss from a closing transaction with respect to options written by such Fund, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that a Fund purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. Whether, in the case of individual shareholders, distributions of such gain or loss is subject to the 20% rate (10% for individuals in the 15% tax bracket), 28% rate, or 39.6% rate depends upon whether the affected option has been held for more than 18 months, more than 12 months but not more than 18 months, or not more than 12 months, respectively. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security are acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.

     Any regulated futures contract or listed non-equity option held by a Fund at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of such Fund's obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. A Fund may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Code.

     A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect the Fund's ability to distribute adequate income to qualify as a regulated investment company.

     Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.

     In addition to the Federal income tax consequences described above relating to an investment in a Fund, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment of their specific situations.

     Dividends and interest received by the Fund on foreign securities as well as capital gains realized upon the sale of such securities, may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the U.S. may reduce or eliminate taxes. Foreign taxes paid by the Fund will reduce its dividends. If more than 50% of the value of a Fund's total assets at the end of each quarter of any fiscal year consists of stock or other securities of foreign corporations, such Fund may elect to treat certain foreign taxes paid by it, including withholding taxes, as paid by its shareholders. If a Fund makes this election, the amount of foreign taxes paid by such Fund will be included in its shareholders' pro rata share of such Fund's income (in addition to taxable distributions actually received by them), and the shareholders would be entitled (a) to credit their share of such taxes against their U.S. federal income taxes (subject to generally applicable limitations), or (b) if they itemize their deductions, to deduct their share of such taxes from their gross income.

     If a Fund purchases the stock of 'passive foreign investment companies' ('PFICs'), such Fund will be subject to tax under one of three regimes. Under the default regime, gain on the sale of PFIC stock and certain 'excess distributions' are treated as ordinary income and subject to an interest charge. If the PFIC provides certain information and such Fund makes an election, it may elect to include its pro rata share of the PFIC's capital gains and ordinary income currently even if not distributed. In taxable years beginning after December 31, 1997, a Fund may mark to market its PFIC shares if it is eligible to do so and elects to do so; any resulting gain will be ordinary income and losses will be ordinary losses to the extent or prior ordinary income.

                            PERFORMANCE INFORMATION

     Each Fund may advertise its performance in terms of average annual total return for 1, 5 and 10 year periods, or for such lesser periods as such Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the 1, 5 and 10 year periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                P(1 + T)'pp'n = ERV

 Where: P  =    A hypothetical initial payment of $1,000
        T  =    Average annual total return
        n  =    Number of years
      ERV  =    Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

     The calculation (i) assumes all dividends and distributions by the Fund are reinvested at the price stated in the Prospectus on the reinvestment dates during the period, (ii) includes all recurring fees that are charged to all shareholder accounts, (iii) assumes complete redemption at the end of the 1, 5 or 10 year periods to determine the ending redeemable value and (iv) does not take into account any federal or state income taxes that may be payable upon redemption.

     Each Fund may also advertise aggregate total return, which represents the cumulative change in the value of a hypothetical initial investment of $1,000 in such Fund assuming a constant rate of performance over a stated period of time. Aggregate total return is computed according to the following formula:

                                     ERV-P
                                    -------
                                       P

 Where: P  =    A hypothetical initial payment of $1,000
      ERV  =    Ending redeemable value of hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year periods at the end of the 1, 5 or 10 year periods (or fractional portion thereof)

               CUSTODIAN, TRANSFER AND DIVIDEND DISBURSING AGENT
                            AND INDEPENDENT AUDITORS

     The Bank of New York serves as Custodian for the Funds' assets. BISYS Fund Services, Inc. serves as Transfer and Dividend Disbursing Agent. In those capacities, both The Bank of New York and BISYS Fund Services, Inc. maintain certain financial and accounting books and records pursuant to agreements with the Trust.


     KPMG Peat Marwick LLP, 757 Third Avenue, New York, NY 10017 serves as the Trust's independent auditors and in that capacity audits and reports on the Trust's annual financial statements and financial highlights.

                       FIRST EAGLE FUND OF AMERICA, INC.
                            SCHEDULE OF INVESTMENTS
                                October 31,1997

 Shares                             COMMON STOCK (92.61%)                              Value
            Aerospace/Defense (10.37%)
  54,700    Alliant Techsystems Inc.*                                               $  3,254,650
 103,700    General Dynamics Corp.                                                     8,419,144
  32,000    Litton Industries Inc.*                                                    1,624,000
  71,100    Lockheed Martin Corp.                                                      6,758,944
 301,600    Loral Space & Communications Ltd.*                                         6,333,600
                                                                                    ------------
                                                                                      26,390,338
            Banking/Financial (17.83%)
 126,340    BankBoston Corp.                                                          10,241,436
 121,100    Block H&R Inc.                                                             4,480,700
 184,700    Dun & Bradstreet Corp.                                                     5,275,494
 182,600    Finova Group Inc.                                                          8,022,987
  31,000    Greenpoint Financial Corp.                                                 1,995,625
  82,300    Mellon Bank Corp.                                                          4,243,594
  66,946    NationsBank Corp.                                                          4,008,392
   8,100    PNC Bank Corp.                                                               384,750
  20,600    SLM Holdings Corp.                                                         2,891,725
  89,700    Summit Bancorp                                                             3,829,069
                                                                                    ------------
                                                                                      45,373,772
            Consumer Products (4.13%)
  59,500    Black & Decker Corp.                                                       2,264,719
 119,100    Coca-Cola Enterprises Inc.                                                 3,349,687
 147,600    Fortune Brands Inc.                                                        4,880,025
                                                                                    ------------
                                                                                      10,494,431
            Energy (1.22%)
  51,878    Tejas Gas Corp.*                                                           3,109,438

            Gaming (3.78%)
  46,900    G Tech Holdings Corp.*                                                     1,512,525
 168,100    International Game Technology                                              4,297,056
 152,000    Mirage Resorts Inc.                                                        3,800,000
                                                                                    ------------
                                                                                       9,609,581
            Industrial Products (12.86%)
 106,200    Cooper Industries Inc.                                                     5,535,675
  72,700    Dana Corp.                                                                 3,403,269
 146,800    General Signal Corp.                                                       5,890,350
  81,200    Meritor Automotive Inc.                                                    1,811,775
 146,900    Millenium Chemicals Inc.                                                   3,452,150
   8,000    Triacq Corp.'D'                                                               10,000
  61,100    UCAR International Inc.                                                    2,291,250
 111,300    USG Corp.                                                                  5,251,969
  58,200    U.S. Industries Inc.                                                       1,564,125
  59,900    Varian Associates Inc.                                                     3,504,150
                                                                                    ------------
                                                                                      32,714,713

           The accompanying notes are an integral part of these financial statements.

 Shares                           COMMON STOCK (CONTINUED)                             Value
            Insurance (5.35%)
  74,500    Allstate Corp.                                                          $  6,178,844
  83,450    Aon Corp.                                                                  4,501,084
  86,800    TIG Holdings Inc.                                                          2,940,350
                                                                                    ------------
                                                                                      13,620,278
            Medical (11.40%)
 180,740    Allegiance Corp.                                                           5,015,535
 100,900    Amgen Inc.                                                                 4,969,325
 176,800    Biogen Inc.                                                                5,922,800
 225,300    St. Jude Medical Inc.*                                                     7,041,594
 225,300    U.S. Surgical Corp.                                                        6,069,019
                                                                                    ------------
                                                                                      29,018,273
            Paper Products (1.04%)
  63,500    Bowater Inc.                                                               2,655,094

            Technology (23.01%)
 350,031    Aavid Thermal Technologies Inc.*                                          10,413,422
  77,600    AMP Inc.                                                                   3,492,000
 187,900    Ceridian Corp.                                                             7,339,844
 132,200    Cognizant Corp.                                                            5,180,587
 254,600    Comcast Corp Special Cl. A                                                 7,001,500
  74,500    Data General Corp.                                                         1,434,125
  47,100    International Business Machines Corp.                                      4,618,744
  43,100    Quantum Corp.                                                              1,363,037
 122,700    Storage Technology Corp.*                                                  7,200,956
 270,800    Telecommunications Cl. A                                                   6,211,475
 149,100    Wang Laboratories Inc.*                                                    3,447,937
  28,200    Western Digital Corp.                                                        844,237
                                                                                    ------------
                                                                                      58,547,864
            Transportation (1.62%)
  16,600    CSX Corp.                                                                    907,813
  90,000    Illinois Central Corp.                                                     3,206,250
                                                                                    ------------
                                                                                       4,114,063
                                                                                    ------------
            Total Common Stock (cost $192,275,508)                                   235,647,845

            PREFERRED STOCK (1.58%)
     698    Assistive Technology Project Inc. Ser. A'D'                                  500,000
     250    Assistive Technology Project Inc. Ser. C'D'                                  250,000
 232,140    PAS Research Inc. Ser. B'D'                                                  669,492
  59,040    Shape Technology Inc. Ser. A Conv.'D'                                        300,000
   1,200    Tidewater Holdings Inc. Ser. A Conv.'D'                                    1,200,000
  10,900    Triacq Corp. Ser. A 10% Cum.'D'                                            1,090,000
                                                                                    ------------
                                                                                       4,009,492
            Total Preferred Stock (cost $4,709,492)
 Units      OTHER INVESTMENTS (.43%)
16.16162    Euro Outlet Malls, L.P.'D' (cost $1,100,000)                               1,100,000
Contracts   CALL OPTIONS (3.16%)
   1,500    IBM Call @ 45 Exp. Jan. 1998 (cost $2,487,063)                             8,025,000

           The accompanying notes are an integral part of these financial statements.

Principal                                NOTES (.02%)                                  Value
$   50,000   Assistive Technology Project Inc. @ 8% due 9/1/99'D'
             (cost $50,000)                                                         $     50,000

             SHORT TERM INVESTMENTS (1.34%)
   650,000   United States Treasury Bill due 11/28/97                                    647,628
 2,800,000   United States Treasury Bill due 1/15/98                                   2,771,384
                                                                                    ------------
             Total Short Term Investments ($3,418,905)                                 3,419,012
                                                                                    ------------
             Total Investments** (cost $204,040,968)                                 252,251,349

             OTHER ASSETS IN EXCESS OF OTHER LIABILITIES (.86%)                        2,186,976
                                                                                    ------------

             NET ASSETS (100.00%)                                                   $254,438,325
                                                                                    ------------
                                                                                    ------------

             *   Non-income producing security.
             **  Aggregate cost for federal income tax purposes is substantially the same.
             'D' Restricted security priced at fair value by the Board of Directors. Represents ownership interest in a security which has not been registered with the Securities and
                 Exchange Commission under the Securities Act of 1933. Information concerning each restricted security holding on October 31, 1997 is shown below:

             Security                                                  Acquisition Date        Cost
             --------------------------------------------------------------------------     ----------
             Assistive Technology Project Inc. Ser. A Pfd. Stock            10/3/95         $  500,000
             Assistive Technology Project Inc. Ser. C Pfd. Stock           12/19/96         $  250,000
             Assistive Technology Project Inc. Note @ 8% due 9/1/99          7/9/97         $   50,000
             Euro Outlet Malls, L.P.                                       12/30/94         $1,100,000
             PAS Research Inc. Ser B Pfd. Stock                             4/10/96         $  669,492
             Shape Technology Inc. Ser. A Conv. Pfd. Stock                 11/29/94         $1,000,000
             Tidewater Holdings Inc. Ser. A Conv. Pfd. Stock                 7/9/96         $1,200,000
             Triacq Corp. Common Stock                                      7/27/95         $   10,000
             Triacq Corp. Ser. A 10% Cum. Pfd. Stock                        7/27/95         $1,090,000

   The accompanying notes are an integral part of these financial statements.

                       FIRST EAGLE FUND OF AMERICA, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1997

ASSETS:
               Investments, at value (cost $204,040,968)                            $252,251,349
               Cash                                                                      353,772
               Dividends and interest receivable                                         210,276
               Receivable for fund shares sold                                             6,995
               Receivable for investments sold                                         3,556,064
                                                                                    ------------
               TOTAL ASSETS                                                          256,378,456
                                                                                    ------------

LIABILITIES:
               Payable for investments purchased                                         879,735
               Payable for fund shares redeemed                                           20,281
               Management fee payable                                                    807,918
               Services fee payable                                                      158,217
               Accrued operating expenses                                                 73,980
                                                                                    ------------
               TOTAL LIABILITIES                                                       1,940,131
                                                                                    ------------
NET ASSETS:                                                                         $254,438,325
                                                                                    ------------
                                                                                    ------------

Net Assets were comprised of:
               Common stock (par $0.01) authorized 1,000,000,000 shares,
                 outstanding 12,356,370 shares (Note 6)                             $    123,564
               Paid-in-surplus                                                       173,892,448
                                                                                    ------------
                                                                                     174,016,012

               Net unrealized appreciation on investments                             48,210,381
               Accumulated net realized gain on investments                           32,207,528
               Undistributed net investment income                                         4,404
                                                                                    ------------
               NET ASSETS, October 31, 1997                                         $254,438,325
                                                                                    ------------
                                                                                    ------------
Net Asset Value per share:
  ($254,438,325[div]12,356,370 shares of common stock issued and outstanding)             $20.59
                                                                                          ======

  The accompanying notes are an integral part of these financial statements.

                       FIRST EAGLE FUND OF AMERICA, INC.
                            STATEMENT OF OPERATIONS
                                October 31, 1997

INVESTMENT INCOME:
     Dividend income                                                                      $ 2,542,127
     Interest income                                                                          386,996
                                                                                          -----------
          TOTAL INCOME                                                                      2,929,123
                                                                                          -----------

EXPENSES:
     Management fee (note 2)                                                                2,672,362
     Services fee (note 2)                                                                    534,472
     Transfer agent fees                                                                       81,319
     Legal fees                                                                                63,203
     Custodian fees                                                                            61,197
     Registration expenses                                                                     44,536
     Audit fees                                                                                43,250
     Accounting fees                                                                           42,000
     Directors' fees                                                                           41,750
     Printing expenses                                                                         20,845
     Miscellaneous expenses                                                                    14,130
                                                                                          -----------
          TOTAL EXPENSES                                                                    3,619,064
     Less: Custody earnings credits (note 3)                                                  (29,758)
                                                                                          -----------

     NET EXPENSES                                                                           3,589,306
                                                                                          -----------

     NET INVESTMENT LOSS                                                                     (660,183)
                                                                                          -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
     Net realized gain on investments                                                      49,926,578
     Change in unrealized appreciation on investments                                       5,949,601
                                                                                          -----------
NET GAIN ON INVESTMENTS                                                                    55,876,179
                                                                                          -----------

NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                                              $55,215,996
                                                                                          -----------
                                                                                          -----------

   The accompanying notes are an integral part of these financial statements.

                       FIRST EAGLE FUND OF AMERICA, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           For the year    For the year
                                                                              ended           ended
                                                                           October 31,     October 31,
                                                                               1997            1996
                                                                           ------------    ------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment loss                                                    $  (660,183)    $  (342,449)
    Net realized gain on investments                                        49,926,578      26,760,910
    Net change in unrealized appreciation on investments                     5,949,601       8,542,201
                                                                           ------------    ------------
  Net increase in net assets resulting from operations                      55,215,996      34,960,662
  Dividends and distributions to shareholders:
    Dividends from net investment income                                            --              --
    Distributions from net realized gains                                  (27,243,648)    (19,111,177)
  Transactions in fund shares-net                                           63,063,130      13,203,182
                                                                           ------------    ------------
             Total increase                                                 91,035,478      29,052,667
NET ASSETS:
  Beginning of year                                                        163,402,847     134,350,180
                                                                           ------------    ------------
  End of year                                                              $254,438,325    $163,402,847
                                                                           ------------    ------------
                                                                           ------------    ------------

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period:

                                                                  For the year ended
                                                                     October 31,
                               ----------------------------------------------------------------------------------------
                                   1997           1996           1995           1994           1993           1992
                               -------------  -------------  -------------  -------------  -------------  -------------
Net asset value, beginning of
 year                                 $17.97         $16.28         $15.45         $16.53         $13.36         $12.35
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income (loss)          (0.06)         (0.04)         (0.04)         (0.12)         (0.22)         (0.15)
 Net gains (losses) on
   securities (both realized
   and unrealized)                      5.31           4.08           2.87           0.66           4.56           1.98
                                      ------         ------         ------         ------         ------         ------
    Total from investment
      operations                        5.25           4.04           2.83           0.54           4.34           1.83
                                      ------         ------         ------         ------         ------         ------
 LESS DISTRIBUTIONS
 Dividends (from net
   investment income)                     --             --             --             --             --          (0.08)
 Distributions (from capital
   gains)                              (2.63)         (2.35)         (2.00)         (1.62)         (1.17)         (0.74)
                                      ------         ------         ------         ------         ------         ------
    Total distributions                (2.63)         (2.35)         (2.00)         (1.62)         (1.17)         (0.82)
                                      ------         ------         ------         ------         ------         ------
Net asset value, end of year          $20.59         $17.97         $16.28         $15.45         $16.53         $13.36
                                      ------         ------         ------         ------         ------         ------
                                      ------         ------         ------         ------         ------         ------

Total Return*                           31.0%          27.1%          21.6%           3.8%          35.2%          16.0%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period       $254,438,325   $163,402,847   $134,350,180   $120,515,968   $107,344,171    $76,599,310
Ratio of expenses to average
 net assets(1)                           1.7%           1.8%           1.9%           1.9%           2.9%           3.0%
Ratio of net investment income
 (loss) to average net assets           (0.3)%         (0.2)%         (0.3)%         (0.7)%         (1.5)%         (1.0)%
Portfolio turnover rate                   98%            93%            81%           125%           141%           145%
Average commission rate paid
 on portfolio security
 purchases and sales
 transactions(2)                       $0.05          $0.04             --             --             --             --

                                                                                            April 10,
                                                                                              1987**
                                                 For the year ended                          through
                                                     October 31,                           October 31,
                               ----------------------------------------------------------  ------------
                                   1991           1990           1989           1988           1987
                               -------------  -------------  -------------  -------------  ------------
Net asset value, beginning of
 year                                 $10.35         $14.04         $11.65          $9.17       $10.00
 INCOME FROM INVESTMENT
   OPERATIONS
 Net investment income (loss)           0.09           0.16           0.16          (0.03)        0.07
 Net gains (losses) on
   securities (both realized
   and unrealized)                      2.20          (2.34)          2.57           2.58        (0.90)
                                      ------         ------         ------         ------       ------
    Total from investment
      operations                        2.29          (2.18)          2.73           2.55        (0.83)
                                      ------         ------         ------         ------       ------
 LESS DISTRIBUTIONS
 Dividends (from net
   investment income)                  (0.29)         (0.11)            --          (0.07)          --
 Distributions (from capital
   gains)                                 --          (1.40)         (0.34)            --           --
                                      ------         ------         ------         ------        -----
    Total distributions                (0.29)         (1.51)         (0.34)         (0.07)          --
                                      ------         ------         ------         ------        -----
Net asset value, end of year          $12.35         $10.35         $14.04         $11.65        $9.17
                                      ------         ------         ------         ------        -----
                                      ------         ------         ------         ------        -----
Total Return*                           22.7%         (17.7)%         24.2%          28.0%        (8.3)%'D''D'
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period        $74,279,164    $66,729,536    $83,619,552    $54,271,271  $27,194,056
Ratio of expenses to average
 net assets(1)                           2.0%           1.1%           2.0%           3.3%         2.5%'D'
Ratio of net investment income
 (loss) to average net assets            0.8%           1.3%           1.3%          (0.2)%        1.2%'D'
Portfolio turnover rate                   92%            72%            52%            55%          84%
Average commission rate paid
 on portfolio security
 purchases and sales
 transactions(2)                          --             --             --             --           --

 *     Past performance is not predictive of future performance.
**     Commencement of investment operations.
'D'    Annualized.
'D''D' Total return not annualized.
(1) During the years ended October 31, 1997 and October 31, 1996, the Fund has earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the ratio of expenses to average net assets would be 1.7% and 1.8% respectively.
(2) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate per share for trades on which commissions are charged.

    The accompanying notes are an integral part of these financial statements.

                       FIRST EAGLE FUND OF AMERICA, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES -- First Eagle Fund of America, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as amended (the 'Act') as a non-diversified, open-end management investment company and was incorporated in Maryland on December 11, 1986. The Fund had no operations until the sale to Arnhold and S. Bleichroeder, Inc. ('ASB') of 10,000 shares of its common stock for $100,000 on February 12, 1987. Investment operations commenced April 10, 1987.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Equity securities listed on the NASDAQ National Market System are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Directors determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Fund's Board of Directors. A Valuation Committee of the Board of Directors has been established to determine the value of such securities after consultation with the Fund's investment adviser.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses on security transactions are determined based on the first-in, first-out method. Discounts and premiums on purchases of investments are accreted and amortized, respectively, as adjustments to interest income and cost of securities. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

OPTIONS: In order to produce incremental earnings or protect against changes in the value of portfolio securities, the Fund may buy and sell put and call options, write covered call options on portfolio securities and write cash-secured put options.

The Fund generally purchases put options or writes covered call options to hedge against adverse movements in the value of portfolio holdings. The Fund may also use options for speculative purposes, although it does not employ options for this purpose at the present time. The Fund will segregate assets to cover its obligations under option contracts.

Options contracts are valued daily based upon the last sale price on the principal exchange on which the option is traded and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon the expiration or closing of the option transaction. When an option is exercised, the proceeds on the sales of a written call option, the purchase cost of a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk of buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. The Fund may also write over-the-counter options where the completion of the obligation is dependent upon the credit standing of the counterparty.

SHORT SALES: The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. When the Fund makes a short sale, the proceeds it receives are retained by the broker until the Fund replaces the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a gain. Any gain will be decreased, and any incurred loss increased by the amount of transaction costs and any dividends or interest which the Fund may have to pay in connection with such short sale are recorded as expenses.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, and distribution of net realized gain from investment transactions, if any, will be made annually. The Fund records dividends and distributions to its shareholders on the record date.

Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles primarily due to the recognition of certain foreign currency gains (losses) as ordinary income (loss) for federal income tax purposes and net investment losses which for federal income tax purposes cannot be used to offset future net investment income. Accordingly, a permanent book and tax basis difference of $38,746 was reclassified by the Fund to paid in surplus.

E. ESTIMATES AND ASSUMPTIONS -- Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause results to differ from these amounts.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT -- Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser'), a wholly owned subsidiary of ASB, manages the Fund. The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Adviser is responsible for the management of the Fund's portfolio. Accordingly, the Adviser will furnish advice and recommendations with respect to the Fund's portfolio of investments.

The Adviser is responsible for the continuous supervision of the Fund's portfolio. Harold J. Levy, a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since its inception and David L. Cohen, also a Portfolio Manager of the Adviser, has been a portfolio manager of the Fund since 1989. Together, they are responsible for the day-to-day management of the Fund's portfolio.

For the advisory services provided by the Adviser, the fee arrangement requires the Fund to pay an annual management fee of 1.25% of the Fund's average daily net assets payable quarterly. The annual advisory fee may be higher than that paid by most other registered investment companies.

ASB receives an annual services fee of up to 0.25% of the Fund's average daily net assets payable quarterly, pursuant to a separate services agreement which was approved by the Board of Directors, to cover expenses incurred by ASB for providing administrative and fund accounting support services and shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. ASB determined that the volume and demand for shareholder liaison services required staffing in addition to the personnel responsible for investment advisory services.

NOTE 3. CUSTODIAN FEES -- The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. As of October 31, 1997 the Fund's custodian fees and related offset were $61,197 and $29,758, respectively.

NOTE 4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales of portfolio securities for the year ended October 31, 1997 excluding short-term investments, were $234,902,341 and $202,248,713, respectively.

Transactions in options written for the year ended October 31, 1997 were as follows:

                                                                       Number of Contracts    Premiums
                                                                       -------------------    --------
Options outstanding at October 31, 1996.............................              0           $      0
Options written.....................................................          3,000            740,975
Options exercised...................................................              0                  0
Options expired/closed..............................................          3,000            740,975
                                                                             ------           --------
Options outstanding at October 31, 1997.............................              0           $      0
                                                                             ------           --------
                                                                             ------           --------

For the year ended October 31, 1997, the Fund paid brokerage commissions on securities transactions of $453,073 of which $26,580 was paid to ASB.

NOTE 5. FEDERAL INCOME TAXES -- The United States federal income tax basis of the Fund's investments at October 31, 1997 was substantially the same as the basis for financial reporting purposes and accordingly, the aggregage gross unrealized appreciation on investments was $55,633,165 and the aggregate unrealized gross depreciation was $7,422,784, resulting in net unrealized appreciation for United States federal income tax purposes of $48,210,381.

NOTE 6. COMMON STOCK -- Transactions in Fund shares were as follows:

                                                    For the year                   For the year
                                               ended October 31, 1997         ended October 31, 1996
                                             --------------------------     --------------------------
                                               Shares         Amount          Shares         Amount
                                             ----------    ------------     ----------    ------------
Beginning of year.........................    9,094,649    $110,991,628      8,252,291    $ 97,782,887
                                             ----------    ------------     ----------    ------------
Shares sold...............................    3,081,544      59,873,730      1,051,596      18,615,595
Shares redeemed...........................   (1,095,568)    (21,261,845)    (1,210,439)    (21,223,575)
Reinvested distributions..................    1,275,745      24,451,245      1,001,201      15,811,162
                                             ----------    ------------     ----------    ------------
Net increase..............................    3,261,721      63,063,130        842,358      13,203,182
                                             ----------    ------------     ----------    ------------
Adjustment representing
  other-than-temporary book-tax
  differences.............................           --         (38,746)            --           5,559
                                             ----------    ------------     ----------    ------------
End of year...............................   12,356,370    $174,016,012      9,094,649    $110,991,628
                                             ----------    ------------     ----------    ------------
                                             ----------    ------------     ----------    ------------

Of the 12,356,370 shares of common stock outstanding at October 31, 1997, ASB owned 23,542 shares and the ASB Profit Sharing Plan owned 464,909 shares. The directors and officers of the Fund, as a group, owned approximately 403,065 shares at October 31, 1997.

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and
Board of Directors
First Eagle Fund of America, Inc.

     We have audited the accompanying statement of assets and liabilities and the schedule of investments of First Eagle Fund of America, Inc. as of October 31, 1997, the related statement of operations for the year then ended, the statement of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the First Eagle Fund of America as of October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and financial highlights for the five-year period then ended, in conformity with generally accepted accounting principles.

KPMG Peat Marwick LLP

New York, New York
December 8, 1997

                      FIRST EAGLE INTERNATIONAL FUND, INC.
                            SCHEDULE OF INVESTMENTS
                                October 31, 1997

   Shares                              STOCK (83.66%)                                Value
               Finland (3.01%)
      29,000   KCI Konecranes International (building cranes)                    US$ 1,094,388

               France (8.25%)
       7,700   Atos SA* (information technology)                                       866,846
      12,000   AXA-UAP (insurance)                                                     823,483
       5,500   Elf Aquitaine SA (oil exploration and production)                       682,240
       1,792   Lambert Dodard Chancereul (food processing)                             289,533
       6,500   Michelin (tires)                                                        334,145
                                                                                 -------------
                                                                                     2,996,247
               Germany (21.60%)
       9,000   Adidas AG (sporting goods)                                            1,304,649
      10,000   Boewe Systec AG (electronics)                                           296,313
       7,000   Deutsch Pfandbrief AG (mortgage bank)                                   395,723
      13,000   Deutsche Lufthansa AG (airlines)                                        227,348
      11,000   Fresenius Medical Care AG (dialysis centers)                            776,515
       5,078   Hannover Rueckversicherungs AG (insurance)                              379,710
      22,400   Leica Camera AG (cameras)                                               520,582
      15,600   Metro AG (retail department stores)                                     687,028
       5,000   Siemens AG (conglomerate)                                               308,224
      35,000   SKW Trostberg AG (specialty chemicals)                                1,203,845
       2,950   Volkswagen AG (automobiles)                                           1,746,534
                                                                                 -------------
                                                                                     7,846,471
               Italy (5.94%)
      50,000   Aeroporti Di Roma SpA (Rome airport)                                    454,250
     250,000   Credito Italiano (insurance)                                            667,840
      46,200   Industrie Natuzzi SpA ADR (leather furniture)                         1,033,725
                                                                                 -------------
                                                                                     2,155,815
               Japan (1.73%)
      50,000   Kirin Brewing Ltd. (brewery)                                            419,889
      58,000   Nikko Securities Company (financial)                                    209,778
                                                                                 -------------
                                                                                       629,667
               Mexico (1.72%)
      14,400   Telefonos de Mexico ADR (telecommunications)                            622,800

               Netherlands (20.24%)
      33,500   Aalberts Industries NV (specialty valves)                               878,616
      36,000   Ahrend NV (office furniture)                                          1,200,171
      32,000   Hunter Douglas NV (window treatments)                                 1,319,096
      23,000   IHC Caland NV (dredging & offshore equipment)                         1,415,040
      10,000   Nedcon Group NV (warehouse infrastructures)                             561,646
      15,000   Samas-Group NV (office supplies)                                        684,023
      10,521   Wolters Kluwer NV (publishing)                                        1,292,408
                                                                                 -------------
                                                                                     7,351,000

  The accompanying notes are an integral part of these financial statements.

   Shares                             STOCK (CONTINUED)                              Value
               Russia (0.71%)
       7,500   Lukoil Holdings Pfd. ADR (oil)                                     US$  256,409

               Spain (1.21%)
       4,000   Azkoyen SA (vending machines)                                           440,561

               Sweden (0.72%)
      10,000   Volvo AB 'B' (automobiles)                                              261,884

               Switzerland (4.25%)
         625   Novartis AG Basel (pharmacuticals)                                      981,552
       4,000   Selecta Group AG* (vending machines)                                    561,449
                                                                                 -------------
                                                                                     1,543,001

               United Kingdom (7.40%)
     205,000   American Port Services (seaport services)                               654,872
      41,237   J.D. Wetherspoon Plc. (pubs)                                          1,116,779
     200,000   WPP Group (advertising)                                                 915,588
                                                                                 -------------
                                                                                     2,687,239

               United States (6.88%)
      35,000   Hirsch International Corp. (embroidery machines)                        660,625
      39,000   Nautica Enterprises Inc.* (retail sportswear)                         1,038,375
      40,000   Walter Industries Inc.* (housing)                                       800,000
                                                                                 -------------
                                                                                     2,499,000
                                                                                 -------------
               Total Stock (cost $24,889,559)                                       30,384,482

                                      WARRANTS (4.98%)
               Germany (4.59%)
       9,000   Allianz Exp. 2/23/98 (insurance)                                        977,833
      30,000   Robert Fleming Commerzbank Exp. 12/1/98 (banking)                       404,380
      25,000   Deutsche Bank Exp. 6/25/98 (banking)                                    283,241
                                                                                 -------------
                                                                                     1,665,454

               Italy (0.39%)
   1,700,000   ENI SpA Exp. 1/4/99 (energy)                                            143,431
                                                                                 -------------
               Total Warrants (cost $1,297,015)                                      1,808,885

 Principal                     SHORT TERM INVESTMENTS (12.28%)
 US$ 500,000   US Treasury Bill due 12/11/97                                           497,428
   4,000,000   US Treasury Bill due 1/8/98                                           3,963,040
                                                                                 -------------
               Total Short Term Investments (cost $4,460,044)                        4,460,468
                                                                                 -------------
               Total Investments (cost $30,646,618)                                 36,653,835
                                                                                 -------------

               OTHER LIABILITIES IN EXCESS OF OTHER ASSETS (-0.92%)                   (333,625)
                                                                                 -------------
               NET ASSETS (100.00%)                                                $36,320,210
                                                                                 -------------
                                                                                 -------------

* Non-income producing security.

  The accompanying notes are an integral part of these financial statements.

                      FIRST EAGLE INTERNATIONAL FUND, INC.
                      STATEMENT OF ASSETS AND LIABILITIES
                                October 31, 1997

ASSETS:
               Investments, at value (cost $30,646,618)                              $36,653,835
               Cash                                                                      764,301
               Receivable for fund shares sold                                             1,402
               Dividends and interest receivable                                          45,095
               Receivable from Adviser (note 2)                                          134,696
               Deferred organization expenses                                             41,440
                                                                                     -----------
               TOTAL ASSETS                                                          $37,640,769
                                                                                     -----------
LIABILITIES:
               Payable for fund shares redeemed                                            1,878
               Payable for open forward foreign
               currency contracts (note 7)                                             1,150,366
               Payable for closed forward foreign
               currency contracts                                                         31,781
               Management fee payable                                                     49,276
               Accrued operating expenses                                                 87,258
                                                                                     -----------
               TOTAL LIABILITIES                                                       1,320,559
                                                                                     -----------
NET ASSETS                                                                           $36,320,210
                                                                                     -----------
                                                                                     -----------

Net Assets were comprised of:
               Common stock (par $0.01) authorized 1,000,000,000 shares,
                 outstanding 2,246,039 shares (note 6)                               $    22,460
               Paid-in-surplus (note 6)                                               28,510,248
                                                                                     -----------
                                                                                      28,532,708
               Net unrealized appreciation (depreciation) on:
                    Investments and translation of assets and liabilities in
                      foreign currencies                                               6,007,966
                    Forward foreign currency contracts                                (1,150,366)
               Accumulated net realized gain on investments                            2,929,902
                                                                                     -----------
               NET ASSETS, October 31, 1997                                          $36,320,210
                                                                                     -----------
                                                                                     -----------

Net Asset Value per share:
  ($36,320,210 [div] 2,246,039 shares of common stock issued and outstanding)             $16.17
                                                                                          ------
                                                                                          ------

  The accompanying notes are an integral part of these financial statements.

                      FIRST EAGLE INTERNATIONAL FUND, INC.
                            STATEMENT OF OPERATIONS
            For the period from January 1, 1997 to October 31, 1997

INVESTMENT INCOME:
     Dividend income (net of $62,858 foreign taxes withheld)                              $   317,488
     Interest income                                                                          101,045
                                                                                          -----------
          TOTAL INCOME                                                                        418,533
                                                                                          -----------

EXPENSES:
     Management fee (note 2)                                                                  452,626
     Services fee (note 2)                                                                     75,438
     Accounting fees                                                                           55,000
     Audit fees                                                                                43,125
     Legal fees                                                                                38,000
     Transfer agent fees                                                                       37,168
     Custodian fees                                                                            32,693
     Directors' fees                                                                           26,250
     Organizational expense amortization                                                       24,320
     Printing expenses                                                                         20,172
     Registration expenses                                                                     18,914
     Miscellaneous expenses                                                                     3,668
                                                                                          -----------
          TOTAL EXPENSES                                                                      827,374
                                                                                          -----------
     Less: Custody earnings credits (note 3)                                                  (13,739)
     Management fee waiver (note 2)                                                          (134,696)
                                                                                          -----------
     NET EXPENSES                                                                             678,939
                                                                                          -----------

     NET INVESTMENT LOSS                                                                     (260,406)
                                                                                          -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
     Realized gain:
          Investments                                                                       2,017,726
          Forward foreign currency contracts                                                1,143,707
                                                                                          -----------
            Net realized gain on investments                                                3,161,433
     Change in unrealized appreciation (depreciation) on:
          Investments and translation of assets and liabilities in foreign currencies         660,681
          Forward foreign currency contracts                                               (1,150,366)
                                                                                          -----------
            Net change in unrealized appreciation (depreciation) on investments              (489,685)

NET GAIN ON INVESTMENTS                                                                     2,671,748
                                                                                          -----------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                      $ 2,411,342
                                                                                          -----------
                                                                                          -----------

  The accompanying notes are an integral part of these financial statements.

                      FIRST EAGLE INTERNATIONAL FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                For the period from      For the year
                                                                January 1, 1997 to           ended
                                                                 October 31, 1997      December 31, 1996
                                                                -------------------    -----------------
INCREASE IN NET ASSETS:
  Operations:
    Net investment loss                                             $  (260,406)          $  (330,345)
    Net realized gain on investments                                  3,161,433             1,310,638
    Net change in unrealized appreciation (depreciation) on
      investments                                                      (489,685)            3,224,827
                                                                -------------------    -----------------
  Net increase in net assets resulting from operations                2,411,342             4,205,120
Dividends and distributions to shareholders:
  Distributions from net realized gains                               --                   (1,003,040)
  Transactions in fund shares-net                                     1,803,588             6,482,311
                                                                -------------------    -----------------
            Total increase                                            4,214,930             9,684,391
NET ASSETS:
  Beginning of period                                                32,105,280            22,420,889
                                                                -------------------    -----------------
  End of period                                                     $36,320,210           $32,105,280
                                                                -------------------    -----------------
                                                                -------------------    -----------------

   The accompanying notes are an integral part of these financial statements.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of common stock outstanding throughout each period:

                                                                 For the year ended
                                      For the period from           December 31,           April 4, 1994**
                                        January 1, 1997         ---------------------          through
                                       October 31, 1997          1996           1995      December 31, 1994
                                      -------------------       ------         ------    -------------------
Net asset value, beginning of
  period                                    $ 15.04             $13.38         $12.37          $ 12.50
  INCOME FROM INVESTMENT OPERATIONS
  Net investment loss                         (0.12)             (0.16)         (0.13)           (0.02)
  Net gains (losses) on securities
    (both realized and unrealized)             1.25               2.29           1.57            (0.11)
                                            -------             ------         ------          -------
             Total from investment
               operations                      1.13               2.13           1.44            (0.13)
                                            -------             ------         ------          -------
  LESS DISTRIBUTIONS
  Dividends (from net investment
    income)                                --                     --             --           --
  Distributions (from capital
    gains)                                 --                    (0.47)         (0.43)        --
                                            -------             ------         ------          -------
             Total distributions           --                    (0.47)         (0.43)        --
                                            -------             ------         ------          -------
Net asset value, end of period              $ 16.17             $15.04         $13.38          $ 12.37
                                            -------             ------         ------          -------
                                            -------             ------         ------          -------
Total Return*                                   7.5%'D''D'        15.9%          11.6%            (1.0)%'D''D'

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period               $36,320,210        $32,105,280    $22,420,889      $20,152,024
Ratio of expenses to average net
  assets(1)                                    2.25%'D'           2.90%          3.10%            2.00%'D'
Ratio of net investment loss to
  average net assets                           (1.0)%'D'          (1.1)%         (1.1)%           (0.3)%'D'
Portfolio turnover rate                          54%               101%           166%             170%
Average commission rate paid on
  portfolio security purchases and
  sales transactions(2)                     $  0.04             $ 0.03           --           --

 *  Past performance is not predictive of future performance.

 ** Commencement of investment operations

 'D' Annualized

 'D''D' Total return not annualized

(1) The Adviser has waived part of its fee for the period from January 1, 1997 to October 31, 1997. If such fees were not waived, the net investment loss and expense ratio would have been $(.18) and 2.80%'D', respectively.

    In addition, during the period from January 1, 1997 to October 31, 1997 and for the year ended December 31, 1996, the Fund earned credits from the custodian which reduce service fees incurred. If the credits are taken into consideration, the expense ratios are 2.25%'D' and 2.90%, respectively.

(2) For fiscal years beginning on or after September 1, 1995, the Fund is required to disclose the average commission rate per share for trades on which commissions are charged.

   The accompanying notes are an integral part of these financial statements.

                      FIRST EAGLE INTERNATIONAL FUND, INC.
                         NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND ACCOUNTING POLICIES -- First Eagle International Fund, Inc. (the 'Fund') is registered under the Investment Company Act of 1940, as amended (the 'Act'), as a non-diversified, open-end management investment company and was incorporated in Maryland on October 7, 1993. The Fund had no operations other than the sale to Arnhold and S. Bleichroeder, Inc. ('ASB') of 8,000 shares of its common stock for $100,000 on March 3, 1994. Investment operations commenced April 4, 1994. Effective October 2, 1997, the Fund's fiscal year has been changed and will end on October 31 of each year instead of December 31.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Any security for which the primary market is on an exchange is valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, the mean between the last bid and asked prices quoted on such day. Equity securities listed on the NASDAQ National Market System are valued at the last sale price or, if there was no sale on such day, at the mean between the most recently quoted bid and asked prices. Corporate bonds (other than convertible debt securities) and U.S. Government Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued on the basis of valuations provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other securities are valued at the mean between the most recently quoted bid and asked prices. Short-term debt instruments which mature in less than 60 days are valued at amortized cost, unless the Board of Directors determines that such valuation does not represent fair value. Securities which are otherwise not readily marketable or securities for which market quotations are not readily available are valued in good faith at fair value in accordance with procedures adopted by the Fund's Board of Directors.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains or losses on security transactions are determined based on the first-in, first-out basis. Discounts and premiums on purchases of investments are accreted and amortized, respectively, as adjustments to interest income and cost of securities on a level yield basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

SHORT SALES: The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation of a decline in market price. To enter a short sale, the Fund needs to borrow the security for delivery to the buyer. The proceeds received are retained by the executing broker until the Fund replaces the borrowed security. If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss, and if the price declines during this period, the Fund will realize a gain. Any gain will be decreased, and any incurred loss increased by the amount of transaction costs and any dividends or interest which the Fund may have to pay in connection with such short sale are recorded as expenses.

FORWARD CURRENCY CONTRACTS: In connection with purchases and sales of securities denominated in foreign currencies, the Fund may enter into forward currency contracts. Additionally, the Fund may enter into such contracts to hedge certain other foreign currency denominated investments. These contracts are recorded at market value, and the related realized and unrealized foreign exchange gains and losses are included in the statement of operations. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction. Such realized gains or losses are included in the statement of operations. In the event that counterparties fail to settle these currency contracts or the related foreign security trades, the Fund could be exposed to foreign currency fluctuations.

C. FOREIGN CURRENCY TRANSLATION -- The market values of securities which are not traded in United States currency are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rates at the end of the period. The costs of such securities are translated at exchange rates prevailing when acquired. Related dividends, interest and withholding taxes are accrued at the rates of exchange prevailing on the respective dates of such transactions.

The net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period. The Fund does not isolate that portion of gains and losses on investments which is due to change in foreign exchange rates from that which is due to changes in market prices of the equity securities.

D. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Accordingly, no federal income tax provision is required.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends from net investment income, if any, and distribution of net realized gain from investment transactions, if any, will be made annually. The Fund records dividends and distributions to its shareholders on the record date.

Income and capital gain distributions are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles primarily due to the recognition of certain foreign currency gains (losses) as ordinary income (loss) for federal income tax purposes and net investment losses which for federal income tax purposes cannot be used to offset future net investment income. Accordingly, a permanent book and tax basis difference of $23,464 was reclassified by the Fund to paid in surplus.

F. DEFERRED ORGANIZATION EXPENSES -- A total of $146,000 was incurred in connection with the organization of the Fund. The costs have been deferred and are being amortized by the Fund over the period of benefit not to exceed 60 months from the date the Fund commenced operations. The Adviser has agreed that if any of the initial shares purchased by the Adviser are redeemed during the amortization period, the redemption proceeds will be reduced by any unamortized organizational expenses in the same proportion as the number of initial shares being redeemed bears to the number of shares outstanding at the time of redemption.

G. ESTIMATES AND ASSUMPTIONS -- Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in economic environment, financial markets and any other parameters used in determining these estimates could cause results to differ from these amounts.

NOTE 2. INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT -- Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser'), a wholly owned subsidiary of ASB, manages the Fund. The Investment Advisory Agreement provides that, subject to the direction of the Fund's Board of Directors, the Adviser is responsible for the management of the Fund's portfolio. Accordingly, the Adviser will furnish advice and recommendations with respect to the Fund's portfolio of investments.

For the advisory services provided by the Adviser, the fee arrangement requires the Fund to pay an annual management fee of 1.50% of the Fund's average daily net assets payable quarterly. The annual advisory fee may be higher than that paid by most other registered investment companies. For the fiscal year beginning January 1, 1997, the Fund's Adviser has agreed to waive its advisory fee for, and to reimburse expenses of, the Fund in an amount that operates to limit annual operating expenses of the Fund to not more than 2.25% of daily net assets.

ASB receives an annual services fee of up to 0.25% of the Fund's average daily net assets payable quarterly, pursuant to a separate services agreement which was approved by the Board of Directors, to cover expenses incurred by ASB for providing administrative and fund accounting support services and shareholder liaison services, including assistance with subscriptions, redemptions and other shareholder questions. ASB determined that the volume and demand for shareholder liaison services required staffing in addition to the personnel responsible for investment advisory services.

NOTE 3. CUSTODIAN FEES -- The Fund has entered into an expense offset agreement with its custodian wherein it receives credit toward the reduction of custodian fees whenever there are uninvested cash balances. As of October 31, 1997 the Fund's custodian fees and related offset were $32,693 and $13,739, respectively.

NOTE 4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES -- The cost of purchases and proceeds from sales of portfolio securities for the period from January 1, 1997 to October 31, 1997, excluding short-term investments, were $17,797,136 and $18,143,833, respectively.

For the period from January 1, 1997 to October 31, 1997, the Fund paid brokerage commissions on securities transactions of $53,846 of which $7,709 was paid to ASB.

NOTE 5. FEDERAL INCOME TAXES -- The United States federal income tax basis of the Fund's investments at October 31, 1997 was substantially the same as the basis for financial reporting purposes and accordingly, the aggregate gross unrealized appreciation on investments was $7,418,105 and the aggregate gross unrealized depreciation was $1,410,888, resulting in net unrealized appreciation for United States federal income tax purposes of $6,007,217.

NOTE 6. COMMON STOCK -- Transactions in Fund shares were as follows:

Of the 2,246,039 shares outstanding at October 31, 1997, ASB owned 8,514 shares and the ASB Profit Sharing Plan owned 335,054 shares. The directors and officers of the Fund, as a group, owned approximately 104,174 shares at October 31, 1997.

                                                   For the period from January 1,              For the year ended
                                                      1997 to October 31,1997                  December 31, 1996
                                            --------------------------------------------    ------------------------
                                                   Shares                  Amount            Shares        Amount
                                            --------------------    --------------------    ---------    -----------
Beginning of period......................         2,134,166             $ 26,752,584        1,675,613    $20,298,430
                                            --------------------    --------------------    ---------    -----------
Shares sold..............................           254,815                4,235,374          429,455      6,119,768
Shares redeemed..........................          (197,199)              (3,247,813)         (23,211)      (337,352)
Reinvested distributions.................            54,257                  816,027           52,309        699,895
                                            --------------------    --------------------    ---------    -----------
Net increase.............................           111,873                1,803,588          458,553      6,482,311
                                            --------------------    --------------------    ---------    -----------
Adjustment representing other-than
  temporary book-tax difference..........         --                         (23,464)          --            (28,157)
                                            --------------------    --------------------    ---------    -----------
End of year..............................         2,246,039             $ 28,532,708        2,134,166    $26,752,584
                                            --------------------    --------------------    ---------    -----------
                                            --------------------    --------------------    ---------    -----------

NOTE 7. FORWARDS -- At October 31, 1997, the Fund had the following open forward foreign currency contracts. The Fund bears the market risk that arises from changes in the foreign currency exchange rates. The unrealized gain on the contracts reflected in the accompanying financial statements was as follows:

                                                 Local          Market       Settlement    Unrealized
Foreign Currency                               Currency          Value          Date       Gain (Loss)
------------------------------------------   -------------    -----------    ----------    -----------
British Pound.............................       1,200,000    $ 2,007,807     12/22/97     $  (101,877)
Finnish Marka.............................       4,800,000        931,965     12/22/97         (45,866)
French Franc..............................      14,700,000      2,562,045     12/22/97        (129,141)
German Mark...............................      14,760,000      8,602,102     12/22/97        (429,345)
Italian Lira..............................   1,800,000,000      1,063,357     12/22/97         (44,725)
Netherlands Guilder.......................      11,600,000      5,996,200     12/22/97        (298,754)
Spanish Peseta............................      55,000,000        378,685     12/22/97         (19,208)
Swiss Franc...............................       1,800,000      1,296,353     12/22/97         (81,450)
                                                              -----------                  -----------
                                                              $22,838,514                  $(1,150,366)
                                                              -----------                  -----------
                                                              -----------                  -----------

                          INDEPENDENT AUDITORS' REPORT

The Shareholders and
Board of Directors
First Eagle International Fund, Inc.

     We have audited the accompanying statement of assets and liabilities and the schedule of investments of First Eagle International Fund, Inc. as of October 31, 1997, the related statement of operations for the period from January 1, 1997 to October 31, 1997, the statement of changes in net assets for the period from January 1, 1997 to October 31, 1997 and the year ended December 31, 1996, and the financial highlights for the period from January 1, 1997 to October 31, 1997, the years ended December 31, 1996 and December 31, 1995, and for the period from April 4, 1994 (commencement of operations) to December 31, 1994. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Investment securities held in custody are confirmed to us by the custodian. As to securities purchased and sold but not received or delivered, we performed other appropriate auditing procedures. An audit also included assessing the accounting principles used and significants estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of First Eagle International Fund, Inc. as of October 31, 1997, the results of its operations for the period from January 1, 1997 to October 31, 1997, the changes in its net assets for the period from January 1, 1997 to October 31, 1997 and the year ended December 31, 1996, and the financial highlights for the period from January 1, 1997 to October 31, 1997, the years ended December 31, 1996 and December 31, 1995, and for the period from April 4, 1994 (commencement of operations) to December 31, 1994, in conformity with generally accepted accounting principles.

                                          KPMG PEAT MARWICK LLP

New York, New York
December 8, 1997

                               FIRST EAGLE TRUST
                                     PART C
                               OTHER INFORMATION
                               DECEMBER 30, 1997

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

     A. Financial Statements


For First Eagle Fund of America, Inc.:
       1.      Schedule of Investments dated October 31, 1997.
       2.      Statement of Assets and Liabilities dated October 31, 1997.
       3.      Statement of Operations for the year ended October 31, 1997.
       4.      Statement of Changes in Net Assets for the years ended October 31, 1997 and 1996.
       5.      Financial highlights.
       6.      Notes to Financial Statements.
       7.      Independent Auditors' Report -- KPMG Peat Marwick LLP dated December 8, 1997.

For First Eagle International Fund, Inc.:
       1.      Schedule of Investments dated October 31, 1997.
       2.      Statement of Assets and Liabilities dated October 31, 1997.
       3.      Statement of Operations for the period ended October 31, 1997.
       4.      Statement of Changes in Net Assets for the period ended October 31, 1997 and the year ended
               December 31, 1996.
       5.      Financial highlights.
       6.      Notes to Financial Statements.
       7.      Independent Auditors' Report -- KPMG Peat Marwick LLP dated December 8, 1997.

B. Exhibits
       1.      Agreement and Declaration of Trust of the Registrant.
       2.      By-laws of the Registrant.
       4.      Account Application Form, also see Exhibits 1 and 2.
       5.      Investment Advisory Agreement between the Registrant and Arnhold and S. Bleichroeder Advisers,
               Inc.
       6.(a)   Distribution and Services Agreement between the Registrant and Arnhold and
               S. Bleichroeder, Inc.
         (b)   Selling Group Agreement.
       8.(a)   Custody Agreement between the Registrant and The Bank of New York.
         (b)   Fund Accounting Agreement.
         (c)   Foreign Custody Manager Agreement between Registrant and The Bank of New York.
         (d)   Special Custody Agreement between Registrant, The Bank of New York and Arnhold and S.
               Bleichroeder, Inc.*
       9.      Transfer Agency Agreement.
      10.      Opinion of Counsel.
      11.      Consent of Independent Auditors.
      13.      Subscription Agreement.*
      17.      Financial Data Schedule.
      18.      Rule 18f-3 Plan.
      19.      Power of Attorney.


------------


 * Previously filed and incorporated by reference.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

     No persons are controlled by or under common control with the Registrant.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES


TITLE OF CLASS                                  NUMBER OF RECORD HOLDERS
----------------------------------------------  ----------------------------------------------
Common Stock
     First Eagle Fund of America, Inc.          2,313 (as of January 31, 1998)
     First Eagle International Fund, Inc.       473 (as of January 31, 1998)


ITEM 27. INDEMNIFICATION

     The Registrant shall indemnify directors, officers, employees and agents of the Registrant against judgments, fines, penalties, settlements and expenses to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

     Arnhold and S. Bleichroeder Advisers, Inc. (the 'Adviser') is a wholly owned subsidiary of Arnhold and S. Bleichroeder, Inc. which has a substantial quantity of assets under management in the form of individual and fund accounts. Arnhold and S. Bleichroeder, Inc. is a registered broker-dealer and maintains a substantial involvement in the securities brokerage and underwriting businesses. The business and other connections of the Adviser's directors and officers are as follows:


                                    POSITION WITH THE
             NAME                        ADVISER                      BUSINESS AND OTHER CONNECTIONS
-------------------------------   ----------------------  ------------------------------------------------------
Henry H. Arnhold...............   Director                Co-Chairman of the Board of Arnhold and S.
                                                            Bleichroeder, Inc.; Director, Aquila International
                                                            Fund Limited; Trustee, The New School for Social
                                                            Research; Director, Conservation International
John P. Arnhold................   President, Chief        Co-President and Director, Arnhold and S.
                                    Executive Officer       Bleichroeder, Inc.; Director, Aquila International
                                    and Director            Fund Limited and The Global Beverage Fund Limited;
                                                            President, WorldVest, Inc.; President, Arnhold and
                                                            S. Bleichroeder, UK Ltd.; Co-President and Trustee,
                                                            First Eagle Trust
Stanford S. Warshawsky.........   Director                Co-President, Director and Secretary, Arnhold and S.
                                                            Bleichroeder, Inc.; Director, German-American
                                                            Chamber of Commerce; Chairman of the Board, Arnhold
                                                            and S. Bleichroeder, UK Ltd.; Chairman of the Board
                                                            and Trustee, First Eagle Trust
Stephen M. Kellen..............   Director                Co-Chairman of the Board of Arnhold and S.
                                                            Bleichroeder Inc.; Trustee, The Carnegie Hall
                                                            Society and WNET/Thirteen; Trustees Council of The
                                                            National Gallery of Art
Robert Miller..................   Vice President,         Senior Vice President, Arnhold and S. Bleichroeder,
                                    Secretary and           Inc.; Director, Arnhold and S. Bleichroeder, UK
                                    Treasurer               Ltd.; Treasurer, First Eagle Trust
Gary Lee Fuhrman...............   Director                Senior Vice President and Director, Arnhold and S.
                                                            Bleichroeder, Inc.; Director, Medical Resources,
                                                            Inc.

ITEM 29. PRINCIPAL UNDERWRITER


     (a) Arnhold and S. Bleichroeder, Inc. acts as an investment adviser to First Eagle Fund, N.V., Aquila International Fund Limited, Aetos Corporation, DEF Associates, N.V., Eagle Select Fund Limited, Eagle World Growth Fund Limited and The Global Beverage Fund Limited.



     (b) The positions and offices of the Distributor's directors and officers who serve the Registrant are as follows:



        NAME AND PRINCIPAL
      POSITIONS AND OFFICES
        BUSINESS* ADDRESS           POSITION AND OFFICES WITH UNDERWRITER    POSITION AND OFFICES WITH REGISTRANT
----------------------------------  --------------------------------------  --------------------------------------
Stanford S. Warshawsky............  Co-President, Director and Secretary    Chairman of the Board and Trustee
John P. Arnhold...................  Co-President and Director               Co-President and Trustee
Michael M. Kellen.................  Senior Vice President and Director      Vice Chairman of the Board and Trustee
Arthur F. Lerner..................  Senior Vice President                   Senior Vice President
Tracy L. LaPointe.................  Senior Vice President                   Vice President
Robert Miller.....................  Senior Vice President                   Treasurer
Robert Bruno......................  Vice President                          Vice President and Secretary
Martha B. Pierce..................  Vice President                          Vice President


------------
* The address of each person named above is 1345 Avenue of the Americas, New York, New York 10105.

     (c) The Registrant has no principal underwriter which is not an affiliated person of the Registrant.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS


     The Registrant's accounts and records will be maintained at The Bank of New York, 48 Wall Street, New York, New York 10286. Records of shareholders' accounts will be maintained at BISYS Fund Services, Inc., 3435 Stelzer Road, Columbus, Ohio 43219.


ITEM 31. MANAGEMENT SERVICES

     The Registrant is not a party to any management-related service contract not discussed in the Prospectus or Statement of Additional Information of this Registration Statement.

ITEM 32. UNDERTAKINGS

     The Registrant hereby undertakes to provide each person to whom a copy of the Prospectus is given with a copy of the Fund's annual report, which contains the information required by item 5A of Form N-1A, upon request by such person and free of charge.

     The Registrant hereby undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a director, if requested to do so by the holders of at least 10% of the Fund's outstanding shares, and that it will assist in communication with other shareholders as required by Section 16(c) of the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 (the 'Securities Act') and the Investment Company Act of 1940 (the 'Investment Company Act'), the Registrant has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, as of the 20th day of February 1998.



                                          FIRST EAGLE TRUST



                                          By:         /s/ JOHN P. ARNHOLD
                                             ---------------------------------

                                                      JOHN P. ARNHOLD,
                                                        CO-PRESIDENT


                                          By:         /s/ HAROLD J. LEVY
                                             ---------------------------------

                                                      HAROLD J. LEVY,
                                                        CO-PRESIDENT

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.


                SIGNATURE                                      CAPACITY                             DATE
------------------------------------------  ----------------------------------------------   ------------------
           /S/ JOHN P. ARNHOLD                                 Trustee                       February 20, 1998
 .........................................
             JOHN P. ARNHOLD

         /S/ CANDACE K. BEINECKE                               Trustee                       February 20, 1998
 .........................................
           CANDACE K. BEINECKE

           /S/ EDWIN J. EHRLICH                                Trustee                       February 20, 1998
 .........................................
             EDWIN J. EHRLICH

           /S/ K. GEORG GABRIEL                                Trustee                       February 20, 1998
 .........................................
             K. GEORG GABRIEL

          /S/ ROBERT J. GELLERT                                Trustee                       February 20, 1998
 .........................................
            ROBERT J. GELLERT

                                                               Trustee                       February 20, 1998
 .........................................
            MICHAEL M. KELLEN

           /S/ WILLIAM M. KELLY                                Trustee                       February 20, 1998
 .........................................
             WILLIAM M. KELLY

        /S/ STANFORD S. WARSHAWSKY                             Trustee                       February 20, 1998
 .........................................
          STANFORD S. WARSHAWSKY

            /S/ ROBERT MILLER               Treasurer (Principal Financial and Accounting    February 20, 1998
 .........................................    Officer)
              ROBERT MILLER

                                 EXHIBIT INDEX

B. Exhibits


 1.    Agreement and Declaration of Trust of the Registrant. .....................................................
 2.    By-laws of the Registrant. ................................................................................
 4.    Account Application Form, also see Exhibits 1 and 2........................................................
 5.    Investment Advisory Agreement between the Registrant and Arnhold and S. Bleichroeder Advisers, Inc. .......
 6.(a) Distribution and Services Agreement between the Registrant and Arnhold and S. Bleichroeder, Inc. ..........
   (b) Selling Group Agreement....................................................................................
 8.(a) Custody Agreement between the Registrant and The Bank of New York. ........................................
   (b) Fund Accounting Agreement. ................................................................................
   (c) Foreign Custody Manager Agreement between Registrant and Bank of New York. ................................
   (d) Special Custody Agreement among Registrant, The Bank of New York and Arnhold and S. Bleichroeder, Inc.* ...
 9.    Transfer Agency Agreement. ................................................................................
10.    Opinion of Counsel. .......................................................................................
11.    Consent of Independent Auditors. ..........................................................................
13.    Subscription Agreement.*...................................................................................
17.    Financial Data Schedule. ..................................................................................
18.    Rule 18f-3 Plan. ..........................................................................................
19.    Power of Attorney. ........................................................................................


------------


* Previously filed and incorporated by reference.



                              STATEMENT OF DIFFERENCES
                              ------------------------

The dagger symbol shall be expressed as................................... 'D'
The division symbol shall be expressed as................................. [div]
Characters normally expressed as superscript shall be preceded by......... 'pp'
The section symbol shall be expressed as.................................. 'SS'


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